i JV333508 and 335195 #4630523.6 REAL ESTATE PURCHASE AND SALE AGREEMENT BETWEEN BCC CANCER CENTER VENTURE, L.P., A DELAWARE LIMITED PARTNERSHIP, AS SELLER AND DOC-3410 WORTH ST. MOB, LLC, A WISCONSIN LIMITED LIABILITY COMPANY, AS BUYER FOR THE BAYLOR CHARLES A. SAMMONS CANCER CENTER 3410 WORTH STREET DALLAS, TEXAS Exhibit 10.1

ii REAL ESTATE PURCHASE AND SALE AGREEMENT Table of Contents ARTICLE 1 PURCHASE AND SALE ARTICLE 2 BASIC TERMS ARTICLE 3 REPRESENTATIONS, WARRANTIES, AND COVENANTS 3.1 Representations, Warranties, and Covenants by Seller 3.2 No Other Representations and Warranties by Seller 3.3 Representations, Warranties, and Covenants by Buyer 3.4 Buyer's Reliance on Own Investigation; "AS-IS" Sale ARTICLE 4 THE TRANSACTION 4.1 Escrow 4.2 Purchase Price 4.2.1 Earnest Money 4.2.2 Retention and Disbursement of Earnest Money 4.2.3 Cash at Closing 4.2.4 Independent Consideration 4.3 Conveyance ARTICLE 5 TITLE AND SURVEY 5.1 Title Commitment 5.2 Survey ARTICLE 6 CONDITION OF THE PROPERTY 6.1 Inspections 6.1.1 Inspection of Property 6.2 Environmental Matters 6.2.1 Seller's Environmental Investigation 6.3 Approval and Termination 6.3.1 Buyer's Right to Terminate 6.3.2 Seller's Right to Terminate 6.4 Service Contracts 6.5 Management of the Property 6.6 Leasing

iii ARTICLE 7 CLOSING 7.1 Buyer's Conditions Precedent to Closing 7.2 Seller's Conditions Precedent to Closing 7.3 Deposits in Escrow 7.3.1 Seller's Deposits 7.3.2 Buyer's Deposits 7.3.3 Joint Deposits 7.3.4 Other Documents 7.4 Costs 7.5 Prorations 7.5.1 Generally 7.5.2 Like-Kind Exchange (Proration) 7.6 Insurance 7.7 Close of Escrow 7.8 Possession 7.9 Recorded Instruments 7.10 Tenant Notices ARTICLE 8 CONDEMNATION AND CASUALTY ARTICLE 9 NOTICES ARTICLE 10 SUCCESSORS AND ASSIGNS ARTICLE 11 BROKERS ARTICLE 12 COVENANT NOT TO RECORD ARTICLE 13 DEFAULT 13.1 Default by Buyer 13.2 Default by Seller ARTICLE 14 NON-DEFAULT TERMINATION ARTICLE 15 INDEMNITIES 15.1 Seller Indemnity 15.2 Buyer Indemnity 15.3 Release 15.4 Survival ARTICLE 16 MISCELLANEOUS 16.1 Survival of Representations, Covenants, and Obligations

iv 16.2 Attorneys' Fees 16.3 Disclosure 16.4 Captions 16.5 Waiver 16.6 Time 16.7 Controlling Law 16.8 Severability 16.9 Construction 16.10 Like-Kind Exchange 16.10.1 Assignment of Rights to Qualified Intermediary 16.10.2 Reassignment 16.11 Limitations on Liability 16.12 Execution 16.13 Amendments 16.14 Entire Agreement RECEIPT BY ESCROW HOLDER - EARNEST MONEY Exhibits Exhibit A Special Warranty Deed Exhibit B Assignment and Assumption of Leases Exhibit C List of Existing Environmental Reports Exhibit D Exceptions to Representations and Warranties Exhibit E Certificate of Non-Foreign Status Exhibit F Certificate of Assistant Secretary Exhibit G Bill of Sale Exhibit H Seller's Certificate Exhibit I Buyer's Certificate Exhibit J Assignment and Assumption of Ground Lease Exhibit K Assignment and Assumption of Service Contracts and Other Obligations Exhibit L Intentionally Deleted Exhibit M Affidavits as to Debts, Liens, Parties in Possession, and Gap Coverage Exhibit N Tenant Notice Letters Exhibit O Assignment and Assumption of Real Estate Purchase and Sale Agreement

REAL ESTATE PURCHASE AND SALE AGREEMENT THIS REAL ESTATE PURCHASE AND SALE AGREEMENT ("Agreement") is made and entered into as of the Effective Date (as defined below) between BCC CANCER CENTER VENTURE, L.P., a Delaware limited partnership (hereinafter referred to as "Seller"), and DOC- 3410 Worth St. MOB, LLC, a Wisconsin limited liability company (hereinafter referred to as "Buyer"). RECITALS A. Seller is the owner of The Baylor Charles A. Sammons Cancer Center (as more specifically defined in Article 2 hereof, the "Property"). B. Seller desires to sell the Property to Buyer and Buyer desires to purchase the Property from Seller. AGREEMENT NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto intending to be and being legally bound hereby, agree as follows: ARTICLE 1 PURCHASE AND SALE Subject to the terms and conditions contained herein, Buyer agrees to purchase from Seller, and Seller agrees to sell to Buyer, the Property (as defined below), including all of Seller's right, title, and interest in and to that certain property commonly known as The Baylor Charles A. Sammons Cancer Center located at 3410 Worth Street, in the City of Dallas, County of Dallas, State of Texas. ARTICLE 2 BASIC TERMS As used herein, the following Basic Terms are hereby defined to mean: Buyer's Address for Notice DOC-3410 Worth St. MOB, LLC, a Wisconsin limited liability company c/o Physicians Realty Trust 309 N. Water Street, Suite 500 Milwaukee, WI 53202 Buyer's Taxpayer Identification Number 82-1912078

2 Closing Date June 30, 2017, or such later date as postponed by the terms of Subsection 5.3(a). Earnest Money Three Million Dollars ($3,000,000.00) Effective Date June 27, 2017. Escrow Holder First American Title Insurance Company 30 N. LaSalle Street, Suite 2700 Chicago, IL 60602 Attn: Deanna Wilkie Phone: 312-917-7238 E-mail: dawilkie@firstam.com Involved Seller Representative(s) Philip Natkins and Paul J. Hanson, employees of (re: Representations, Northwestern Mutual Investment Management Warranties, and Covenants by Seller) Company, LLC Long-Term Service Contract(s) See Schedule 2 to Exhibit K attached hereto Materiality Limit (re: Casualty and Condemnation) Fourteen Million Five Hundred and 00/100 Dollars ($14,500, 000.00) Property Seller's fee simple right, title and interest in and to the land described in Schedule 1 to Exhibit A attached hereto as well as Seller's leasehold interest under that certain Ground Lease by and between Baylor Health Care System, as Landlord and BCC Cancer Center Venture, L.P., as Tenant, dated April 23, 2009, together with all rights, privileges, and easements appurtenant to the land (hereinafter referred to as the "Land"), together with Seller's right, title and interest in and to the following: (a) all buildings, improvements, and structures located on the Land (hereinafter referred to as the "Improvements" and, together with the Land, the "Real Property"); (b) all personal property owned by Seller which is used in the operation of the Real Property and located thereon, including all fixtures, appliances, furniture, furnishings, equipment, supplies, signage and lighting systems, but excluding all software, computers and

3 computer-related equipment in the property management office located on the Property (hereinafter referred to as the "Personal Property"); (c) any and all Tenant Leases (as defined below), including those agreements entered into after the Effective Date pursuant to Section 6.7 hereof; (d) any and all Service Contracts (as defined below) which are not terminated effective prior to the Closing Date pursuant to Section 6.5 hereof; (e) Long-Term Service Contracts; and (f) all rights, if any, Seller may have to use the name The Baylor Charles A. Sammons Cancer Center, as it relates to the operation of the Real Property. Purchase Price Two Hundred Ninety Million and 00/100 Dollars ($290,000,000.00) Security Deposits All cash and non-cash security deposits held be seller pursuant to the Tenant Leases, to the extent unapplied by Seller. Seller's Address for Notice BCC Cancer Center Venture, L.P. c/o Northwestern Mutual Investment Management Company, LLC 720 E. Wisconsin Avenue, N16NW Milwaukee, WI 53202 Attn: Matt Carroll Telephone: 414-665-3525 E-Mail: mattcarroll@northwesternmutual.com with copies to: BCC Cancer Center Venture, L.P. c/o Northwestern Mutual Investment Management Company, LLC 720 E. Wisconsin Avenue, N16NW Milwaukee, WI 53202 Attn: Phil Natkins Telephone: 414-665-1075 E-Mail: philipnatkins@northwesternmutual.com The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Kathleen Moran Telephone: 414-665-4628 E-Mail: kathleenmoran@northwesternmutual.com

4 Service Contracts Any and all contracts and service agreements (other than Long-Term Service Contracts, if any, which are excluded from this term) for the provision of labor, services, materials or supplies to the Real Property to which Seller is a party and under which Seller is currently paying for services rendered in connection therewith, together with any and all renewals, supplements, amendments and modifications thereof that are now or hereafter entered into, except for the existing property management agreement which shall be terminated at Closing (defined in Section 7.7 hereof) and is excluded from this definition. Tenant Leases All leases (including amendments, renewals, modifications and supplements thereto) for space in the Improvements. Tenant Leases do not include subleases, or similar occupancy agreements, if any, entered into by tenants. Title Insurer First American Title Insurance Company 30 N. LaSalle Street, Suite 2700 Chicago, IL 60602 Attn: Pamela Sullivan Phone: 312-917-7241 E-mail: pksullivan@firstam.com ARTICLE 3 REPRESENTATIONS, WARRANTIES AND COVENANTS 3.1 Representations, Warranties and Covenants by Seller. (a) Subject to the limitations set forth in Sections 3.2 and 15.1 hereof, Seller hereby represents and warrants as of the Effective Date, that: (i) Seller has the full legal power, authority, and right to execute, deliver, and perform its obligations under this Agreement, and Seller's performance hereunder has been duly authorized by all requisite action on the part of Seller and no remaining corporate action is required to make this Agreement binding on Seller. (ii) There are no rights of first offer, rights of first refusal or purchase options encumbering Seller and/or the Property, except for that certain right of first refusal of Baylor Health Care System under the Ground Lease for which Seller

5 shall obtain a written waiver prior to the Closing Date. (iii) There are no employees of Seller working at the Property. (iv) Neither Seller, nor any person or entity owning (directly or indirectly) a ten percent (10%) or greater ownership interest in Seller: (i) is now or shall become, a person or entity with whom Buyer is restricted from doing business with under regulations of the Office of Foreign Assets Control ("OFAC") of the Department of the Treasury (including, but not limited to, those names on OFAC's Specially Designated Nationals and Blocked Person list) or under any statute, executive order (including, but not limited to, the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action: (ii) is now or shall become, a person or entity with whom Buyer is restricted from doing business with under the International Money Laundering Abatement and Financial Anti-Terrorism Act of 2001, or the regulations or orders thereunder: and (iii) is not knowingly engaged in, and shall not engage in, any dealings or transaction, or be otherwise associated with such persons or entities described in (i) and (ii) above. (b) Subject to Seller's Actual Knowledge (as defined below), the limitations set forth in Sections 3.2 and 15.1 hereof and except as set forth in Exhibit D attached hereto, Seller hereby represents and warrants as of the Effective Date that: (i) Seller has received no written notice, not subsequently cured, from any governmental entity citing Seller for a violation of any law, ordinance, order, or regulation which is applicable to the present use and occupancy of the Property. (ii) The list of Tenant Leases attached hereto and incorporated herein as Schedule 2 to Exhibit B is true, correct, and complete as of the date specified thereon (to be updated as of the Closing Date), such list containing the identification of each space in the Property and, for each such space, the name of the tenant, the date of the Tenant Lease, and all modifications and supplements thereto. (iii) In connection with Tenant Leases, (i) Seller has received no written claim from any tenant alleging that Seller has defaulted in performing any of its material obligations under any of the Tenant Leases that has not been cured or otherwise resolved, (ii) no material defaults exist under any of the Tenant Leases on the part of the tenant thereunder and (iii) Seller has received no written notice that any of the tenants now in occupancy at the Property are the subject of any bankruptcy, reorganization, insolvency, or similar proceeding. (iv) Seller has not been served in any litigation, arbitration, or other judicial,

6 administrative, or other similar proceedings involving or related to the Property which is currently pending and which would have a material impact on Buyer's ownership or operation of the Property. (v) The list of Service Contracts and Long-Term Service Contracts attached hereto as Schedule 2 to Exhibit K is true, correct, and complete as of the date specified thereon (to be updated as of the Closing Date), and Seller has received no written claim from any party thereto alleging a default by Seller in performing any of its obligations under any of the Service Contracts or Long-Term Service Contracts, that has not been cured or otherwise resolved. (vi) Seller has received no written governmental notice of any actual or threatened condemnation of the Property or any part thereof. The representations and warranties of Seller set forth in this Section 3.1 constitute the sole representations and warranties of Seller. If any such representations and warranties contained in this Section 3.1 are, as of the Effective Date, or shall become, prior to the Closing Date, not true and correct in any immaterial respect, then Seller shall not be in breach of this Agreement with respect thereto, Buyer shall have no remedy therefor and Buyer may not terminate this Agreement. If any such representations and warranties contained in this Section 3.1 are, as of the Effective Date, or shall become, prior to the Closing, not true and correct in any material respect, then Seller shall not be in breach of this Agreement with respect thereto (except in the event due to an intentional and willful act or misrepresentation of Seller in violation of this Agreement), and Buyer’s sole and exclusive remedy (Buyer hereby waiving all other remedies it may have, whether at law or in equity or otherwise) with respect thereto shall be either: (i) to waive same and consummate the transaction contemplated in this Agreement or (ii) to terminate this Agreement by furnishing written notice thereof to the Seller on or prior to the Closing Date pursuant to Article 14 hereof. If any such representations and warranties contained in this Section 3.1 are, as of the Effective Date, or shall become as of the Closing, not true and correct in any material respect due to an intentional and willful misrepresentation or act of Seller in violation of this Agreement, then Buyer shall have the remedies set forth in Section 13.2 as its sole and exclusive remedy (Buyer hereby waiving all other remedies it may have, whether at law or in equity or otherwise). Buyer hereby acknowledges that (i) Seller makes no representations or warranties concerning any patents, trademarks, copyrights, or other intellectual property rights and (ii) "Seller's Actual Knowledge," upon which all of the representations and warranties set forth in this Article are based, means only the current actual knowledge of the Involved Seller Representative(s), without conducting any investigations whatsoever, or inquiry or review of files in Seller's possession or control in connection with this transaction or the making of the representations contained in this Article. To Seller's Actual Knowledge, there are no employees of Seller or Northwestern Mutual Investment Management Company, LLC, who are likely to have information regarding the representations and warranties set forth in this Section which would be superior to that of the Involved Seller Representative(s). The Involved Seller Representatives are named in this Agreement solely for the purpose of establishing the scope of

7 Seller’s Actual Knowledge. Such individuals shall not be deemed to be parties to this Agreement, nor to have made any representations or warranties hereunder, and no recourse shall be had to such individuals for any of Seller’s representations and warranties hereunder (and Buyer hereby waives any liability of or recourse against such individuals). Seller shall promptly notify Buyer of any event or circumstance which makes any representation or warranty by Seller in this Agreement untrue promptly upon any Involved Seller Representative obtaining actual knowledge thereof. Notwithstanding anything to the contrary contained in this Agreement, Seller shall have no liability with respect to any of Seller’s representations, warranties and covenants herein if, prior to the Closing, Buyer has actual knowledge of any breach of a representation, warranty or covenant of Seller herein, or Buyer obtains actual knowledge (from whatever source, including, without limitation, as a result of Buyer’s due diligence tests, investigations and inspections of the Property; or as a result of written disclosure by any of Seller’s agents, representatives or employees) that contradicts any of Seller’s representations, warranties or covenants herein (and the representations and warranties of Seller shall be deemed modified thereby to be accurate), and Buyer nevertheless consummates the transaction contemplated by this Agreement (in which event any such breach or contradiction shall be deemed waived by Buyer). At Closing, Seller shall deliver to Buyer a Seller’s Certificate in the form of Exhibit H attached hereto. If Closing occurs, Buyer agrees that the sole and exclusive remedy for a breach of any representation or warranty by Seller (either herein or in the Seller’s Certificate) shall be as set forth in Section 15.1 hereto, subject to any limitations set forth therein. 3.2 NO OTHER REPRESENTATIONS AND WARRANTIES BY SELLER. EXCEPT AS SET FORTH IN SECTION 3.1 HEREOF AND THE REPRESENTATIONS EXPRESSLY SET FORTH IN ANY DOCUMENT EXECUTED BY SELLER AND DELIVERED TO BUYER AT CLOSING, SELLER MAKES NO OTHER, AND SPECIFICALLY NEGATES AND DISCLAIMS ANY OTHER REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS, OR GUARANTEES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL, OR WRITTEN, PAST, PRESENT, OR FUTURE, WITH RESPECT TO THE PROPERTY, INCLUDING, WITHOUT LIMITATION: (I) THE OWNERSHIP, MANAGEMENT, AND OPERATION OF THE PROPERTY; (II) TITLE TO THE PROPERTY; (III) THE PHYSICAL CONDITION, NATURE, OR QUALITY OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE QUALITY OF THE SOILS ON AND UNDER THE REAL PROPERTY, AND THE QUALITY OF THE LABOR AND MATERIALS INCLUDED IN THE IMPROVEMENTS OR PERSONAL PROPERTY; (IV) THE FITNESS OF THE PROPERTY FOR ANY PARTICULAR PURPOSE; (V) THE PRESENCE OR SUSPECTED PRESENCE OF HAZARDOUS MATERIAL ON, IN, UNDER, OR ABOUT THE PROPERTY (INCLUDING, WITHOUT LIMITATION, THE SOILS AND GROUNDWATER ON AND UNDER THE REAL PROPERTY); (VI) THE COMPLIANCE OF THE REAL PROPERTY WITH APPLICABLE GOVERNMENTAL LAWS OR REGULATIONS, INCLUDING, WITHOUT LIMITATION, THE AMERICANS WITH DISABILITIES ACT OF 1990, ENVIRONMENTAL LAWS AND LAWS OR REGULATIONS DEALING WITH ZONING OR LAND USE; OR (VII) THE PAST OR FUTURE OPERATING RESULTS AND VALUE OF THE PROPERTY (WHICH MATTERS DESCRIBED IN CLAUSES (I)-(VII) ABOVE ARE HEREINAFTER COLLECTIVELY REFERRED TO AS "CONDITION AND QUALITY OF THE PROPERTY"). AS USED HEREIN, "HAZARDOUS MATERIAL" MEANS ANY

8 HAZARDOUS, TOXIC OR DANGEROUS WASTE, SUBSTANCE, OR MATERIAL, AS CURRENTLY DEFINED FOR PURPOSES OF (A) THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT OF 1980, AS AMENDED, OR (B) ANY OTHER FEDERAL, STATE, OR LOCAL LAW, ORDINANCE, RULE, OR REGULATION APPLICABLE TO THE PROPERTY AND ESTABLISHING LIABILITY STANDARDS OR REQUIRED ACTION AS TO REPORTING, DISCHARGE, SPILLAGE, STORAGE, UNCONTROLLED LOSS, SEEPAGE, FILTRATION, DISPOSAL, REMOVAL, USE, OR EXISTENCE OF A HAZARDOUS, TOXIC, OR DANGEROUS WASTE, SUBSTANCE, OR MATERIAL. 3.3 Representations, Warranties, and Covenants by Buyer. Buyer hereby represents and warrants to Seller that: (a) Buyer is a limited liability company duly organized and validly existing under the laws of the State of Wisconsin. Buyer has the full legal power, authority, and right to execute, deliver, and perform its legal obligations under this Agreement, and Buyer's performance hereunder has been duly authorized by all requisite action on the part of Buyer, and no remaining action is required to make this Agreement binding on Buyer. (b) All documents and information relating to the Property which are disclosed to or obtained by Buyer during the term of this Agreement ("Property Information") shall be held by Buyer in strict confidence. Buyer shall not disclose Property Information to any third party except (a) to Buyer's investors and/or to its lenders, professional advisors, outside counsel, and employees ("Buyer Parties"), and if so disclosed, then only to the extent necessary to facilitate Buyer's evaluation of the condition of the Property or its financing of the same on a "need-to-know" basis; (b) a required disclosure to any governmental, administrative, or regulatory authority having or asserting jurisdiction over either Buyer, Seller, or the Property; or (c) to any person entitled to receive such information pursuant to a subpoena or other legal process. Notwithstanding the foregoing, Property Information shall not include the following: (i) information which has been or becomes generally available to the public other than as a result of a disclosure by Buyer in violation of this Agreement; or (ii) information which was available to Buyer on a non-confidential basis prior to its disclosure to Buyer by Seller. Buyer shall inform all Buyer Parties to whom it has disclosed Property Information of the confidential nature of the same, and Buyer shall be responsible in the event that such Buyer Parties fail to treat such Property Information confidentially. (c) Neither Buyer, nor any person or entity owning (directly or indirectly) a ten percent (10%) or greater ownership interest in Buyer: (i) is now or shall become, a person or entity with whom Seller is restricted from doing business with under regulations of the Office of Foreign Assets Control ("OFAC") of the Department of the Treasury (including, but not limited

9 to, those named on OFAC's Specially Designated Nationals and Blocked Persons list) or under any statute, executive order (including, but not limited to, the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action; (ii) is now or shall become, a person or entity with whom Seller is restricted from doing business with under the International Money Laundering Abatement and Financial Anti-Terrorism Act of 2001, or the regulations or orders thereunder; and (iii) is not knowingly engaged in, and shall not engage in, any dealings or transaction, or be otherwise associated with such persons or entities described in (i) and (ii) above. DTPA WAIVER/WAIVER OF CONSUMER RIGHTS. THE UNDERSIGNED BUYER AGREES THAT IT IS WAIVING ITS RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES–CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ., TEXAS BUSINESS AND COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. THIS WAIVER IS MADE AFTER CONSULTATION WITH AN ATTORNEY OF BUYER’S OWN SELECTION, AND BUYER VOLUNTARILY CONSENTS TO THE WAIVER. BUYER HEREBY FURTHER REPRESENTS AND WARRANTS TO SELLER THAT (I) BUYER IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION IN RELATION TO SELLER; (II) BUYER IS REPRESENTED BY LEGAL COUNSEL OF ITS OWN CHOICE AND DESIGNATION IN CONNECTION WITH THE TRANSACTION CONTEMPLATED BY THIS CONTRACT, AND (III) BUYER IS PURCHASING THE PROPERTY FOR BUSINESS OR COMMERCIAL INVESTMENT OR OTHER SIMILAR PURPOSE, NOT FOR USE AS BUYER’S RESIDENCE. Buyer shall promptly notify Seller of any event or circumstance which makes any representation or warranty by Buyer under this Agreement untrue. At Closing, Buyer shall deliver to Seller a Buyer's Certificate in the form of Exhibit I attached hereto. The provisions of Subsections 3.3(b) and (c) shall survive the termination of this Agreement indefinitely. This Section 3.3 shall survive Closing subject to the limitations in Section 15.2 of this Agreement. Seller agrees that if Closing occurs, the sole and exclusive remedy for a breach of any representation or warranty by Buyer (either herein or in the Buyer’s Certificate) shall be as set forth in Section 15.2 hereto, subject to any limitations set forth therein. 3.4 Buyer's Reliance on Own Investigation; "AS-IS" Sale. (a) Buyer agrees and acknowledges that, as of the Closing Date, Buyer shall have made such feasibility studies, investigations, title searches, environmental studies, engineering studies, inquiries of governmental officials, and all other inquiries and investigations as Buyer shall deem necessary to satisfy itself as to the Condition and Quality of the Property. (b) EXCEPT AS REPRESENTED AND WARRANTED BY SELLER PURSUANT TO THE TERMS AND PROVISIONS OF SECTION 3.1 HEREOF, OR IN ANY DOCUMENT REQUIRED TO BE EXECUTED

10 BY SELLER AND DELIVERED TO BUYER AT CLOSING, BUYER ACKNOWLEDGES AND AGREES THAT, AT CLOSING, BUYER SHALL BUY THE PROPERTY IN ITS THEN CONDITION, "AS IS, WHERE IS," WITH ALL FAULTS AND SOLELY IN RELIANCE ON BUYER'S OWN INVESTIGATION, EXAMINATION, INSPECTION, ANALYSIS, AND EVALUATION. BUYER IS NOT RELYING ON ANY STATEMENT OR INFORMATION MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, EXPRESS OR IMPLIED, BY SELLER, ITS AFFILIATES, AGENTS OR BROKER AS TO ANY ASPECT OF THE PROPERTY, INCLUDING WITHOUT LIMITATION, THE CONDITION AND QUALITY OF THE PROPERTY (AS DEFINED IN SECTION 3.2 HEREOF), BUT RATHER, IS AND WILL BE RELYING ON INDEPENDENT EVALUATIONS BY ITS OWN PERSONNEL OR CONSULTANTS TO MAKE A DETERMINATION AS TO THE PHYSICAL AND ECONOMIC NATURE, CONDITION, AND PROSPECTS OF THE PROPERTY. UPON CLOSING, BUYER WILL ASSUME THE RISK OF ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO, ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, THAT MAY NOT HAVE BEEN REVEALED BY BUYER’S INSPECTIONS AND INVESTIGATIONS. BUYER FURTHER HEREBY ASSUMES THE RISK OF CHANGES IN APPLICABLE ENVIRONMENTAL LAWS RELATING TO PAST, PRESENT AND FUTURE ENVIRONMENTAL HEALTH CONDITIONS ON, OR RESULTING FROM THE OWNERSHIP OR OPERATION OF, THE PROPERTY. BUYER ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS THE “AS IS, WHERE IS” NATURE OF THIS SALE AND ANY FAULTS, LIABILITIES, DEFECTS OR OTHER ADVERSE MATTERS THAT MAY BE ASSOCIATED WITH THE PROPERTY. BUYER, WITH BUYER’S COUNSEL, HAS FULLY REVIEWED THE DISCLAIMERS AND WAIVERS SET FORTH IN THIS AGREEMENT, AND UNDERSTANDS THE SIGNIFICANCE AND EFFECT THEREOF. BUYER ACKNOWLEDGES AND AGREES THAT THE DISCLAIMERS AND OTHER AGREEMENTS SET FORTH HEREIN ARE AN INTEGRAL PART OF THIS AGREEMENT, AND THAT SELLER WOULD NOT HAVE AGREED TO SELL THE PROPERTY TO BUYER FOR THE PURCHASE PRICE WITHOUT THE DISCLAIMER AND OTHER AGREEMENTS SET FORTH IN THIS AGREEMENT. (c) The agreements and acknowledgments contained in this Section 3.4 constitute a conclusive admission that Buyer, as a sophisticated, knowledgeable investor in real property, shall acquire the Property solely upon its own judgment as to any matter germane to the Property or to Buyer's contemplated use or investment in the Property, and not upon any statement, representation or warranty by Seller or any affiliate, agent or

11 representative of Seller (including Seller's Broker), which is not expressly set forth in this Agreement or any document required to be executed by Seller and delivered to Buyer at Closing. (d) Notwithstanding anything in this Agreement to the contrary, as a sophisticated and knowledgeable investor in real property, Buyer is aware that mold, water damage, fungi, bacteria, indoor air pollutants or other biological growth or growth factors (collectively called "Indoor Air Pollutants") may exist at the Property and that such Indoor Air Pollutants may be undiscoverable during routine or invasive inspections, ownership, or operations of the Property. In evaluating its purchase of the Property and determining the Purchase Price, Buyer has taken (or shall take) these matters into account, and Buyer shall assume, at Closing, the risk of all Indoor Air Pollutants, including, without limitation, those resulting from patent or latent construction defects. The provisions of this Section 3.4 shall survive Closing. ARTICLE 4 THE TRANSACTION 4.1 Escrow. In order to effectuate the conveyance contemplated by this Agreement, the parties hereto agree to open an escrow account with Escrow Holder. A copy of this Agreement shall be delivered to, and receipt thereof shall be acknowledged by, Escrow Holder upon full execution hereof by Seller and Buyer. 4.2 Purchase Price. Subject to the provisions hereof, Buyer agrees to pay the Purchase Price for the Property to Seller as follows: 4.2.1 Earnest Money. Within two (2) business days following the Effective Date, Buyer shall deposit with Escrow Holder the Earnest Money in cash or other immediately payable funds. Failure of Buyer to timely deposit the Earnest Money with Escrow Holder shall constitute a default by Buyer hereunder. 4.2.2 Retention and Disbursement of Earnest Money. If the transaction contemplated by this Agreement closes in accordance with the terms and conditions of this Agreement, then, at Closing, the Earnest Money and all interest earned thereon shall be applied against the Purchase Price. In the event of a default by Buyer, the Earnest Money shall be delivered to Seller pursuant to the terms herein and all interest earned thereon shall be paid to Seller. The Earnest Money shall be held in an interest-bearing account at a federally-insured bank in the name of Buyer. Escrow Holder shall not disburse any of the Earnest Money except in accordance with (a) this Agreement; (b) written instructions executed by both Buyer and Seller; or (c) as follows: If Buyer or Seller, by notice to Escrow Holder, makes demand upon Escrow Holder for the Earnest Money (the "Demanding Party"), Escrow Holder shall, at the expense of

12 the Demanding Party, give notice of such demand (the "Notice of Demand") to the other party (the "Other Party"). If Escrow Holder does not receive notice from the Other Party contesting such disbursement of the Earnest Money within five (5) business days from the date on which the Notice of Demand was given, Escrow Holder shall disburse the Earnest Money to the Demanding Party. If Escrow Holder does receive notice from the Other Party contesting such disbursement of the Earnest Money within five (5) business days from the date on which the Notice of Demand was given, then Escrow Holder shall thereafter disburse the Earnest Money only in accordance with written instructions executed by both Buyer and Seller, or if none, then in accordance with a final, non-appealable court order. Seller and Buyer shall indemnify and hold Escrow Holder harmless from all costs and expenses incurred by Escrow Holder, including reasonable attorneys’ fees, by reason of Escrow Holder being a party to this Agreement, except for any costs and expenses (a) incurred by Escrow Holder as a result of any failure by Escrow Holder to perform its obligations under this Agreement or (b) arising out of the negligence or misconduct of Escrow Holder. In the event of any disagreement between Seller and Buyer resulting in adverse claims or demands being made in connection with the Earnest Money, Escrow Holder, upon written notice to Seller and Buyer, may commence an interpleader action and deposit the Earnest Money with a court of competent jurisdiction. 4.2.3 Cash at Closing. Buyer shall pay to Seller, by depositing with Escrow Holder, in cash or other immediately payable funds, the Purchase Price less (i) the Earnest Money (plus the accrued interest thereon) held by Escrow Holder and (ii) the Independent Consideration, plus costs to be paid by Buyer pursuant to Section 7.4 hereof, and plus or minus prorations and adjustments shown on the closing statements executed by Buyer and Seller. 4.2.4 Independent Consideration. As consideration for Seller’s agreement to enter into this Agreement, the sum of one hundred dollars ($100.00) (the “Independent Consideration”) out of the Earnest Money shall be disbursed to Seller, which Independent Consideration shall be retained by Seller as Seller’s sole property immediately upon receipt thereof and which shall be nonrefundable to Buyer in all events; provided, however, that the Independent Consideration shall be applied to the Purchase Price at Closing. 4.3 Conveyance. Subject to the provisions hereof, on the Closing Date Seller shall convey the fee simple interest in the Property to Buyer by a special warranty deed (the "Deed") in the form of Exhibit A attached hereto, subject to those matters set forth therein, and shall convey the leasehold estate in the Property to Buyer by an Assignment and Assumption of Ground Lease in the form of Exhibit J attached hereto. If necessary, the form of Deed and Assignment and Assumption of Ground Lease shall be modified so as to be recordable in the jurisdiction where the Property is located. ARTICLE 5 TITLE AND SURVEY 5.1 Title Commitment. Seller has delivered or caused Title Insurer to deliver, a title commitment (the "Commitment") with respect to the Property, together with a copy of each

13 instrument that is listed as an exception in the Commitment, with the cost thereof to be paid in accordance with Section 7.4 hereof. Buyer will work directly with Title Insurer to clear title exceptions, issue revised commitments and/or proforma policies as deemed necessary by Buyer. At Closing, Seller shall provide Title Insurer with an Affidavit as to Debts, Liens, Parties in Possession, and GAP Coverage in the form of Exhibit M attached hereto. Under no circumstances shall Seller be obligated to give Title Insurer any certificate, affidavit, or other undertaking of any sort which would have the effect of increasing the potential liability of Seller over that which it would have by giving Buyer the Deed and Assignment and Assumption of Ground Lease required hereunder. 5.2 Survey. As soon as possible after the Effective Date, if available, Seller shall provide Buyer with Seller's most recent available survey of the Property and Buyer has the option, provided that Buyer does so promptly after the Effective Date and at Buyer's sole cost and expense, to obtain its own survey of the Property, and, upon completion of such updated survey, Buyer shall provide a certified original updated survey to Seller and Title Insurer. ARTICLE 6 CONDITION OF THE PROPERTY 6.1 Inspections. 6.1.1 Inspection of Property. BUYER HAS BEEN EXPRESSLY ADVISED BY SELLER TO CONDUCT AN INDEPENDENT INVESTIGATION AND INSPECTION OF THE PROPERTY (subject to the provisions hereof), UTILIZING EXPERTS AS BUYER DEEMS NECESSARY. 6.2 Environmental Matters. 6.2.1 Seller's Environmental Reports. Seller shall deliver to Buyer, not later than one (1) business day after the full execution of this Agreement, copies of all environmental reports in Seller's possession relating to the Property that were prepared by third party environmental consultants on Seller's behalf (the "Existing Environmental Report(s)"). The Existing Environmental Report(s) are listed on Exhibit C attached hereto. Seller may, but shall not be required to, commission additional environmental testing of the Property at any time prior to the Closing Date, the cost of which shall be paid by Seller (the "Future Environmental Report(s)"). The Existing Environmental Report(s) and any Future Environmental Report(s) are hereinafter collectively referred to as "Seller's Environmental Reports." Seller shall provide Buyer with a copy of any final Future Environmental Report promptly after Seller's receipt of same; provided, however, notwithstanding anything herein to the contrary, Seller shall be under no obligation to release any Future Environmental Report(s) to Buyer with respect to which Seller is under a legal or contractual confidentiality obligation. Anything to the contrary herein notwithstanding, Seller shall have no responsibility or liability with respect to the results or any inaccuracies in any Seller's Environmental Report(s), and makes no representations or warranties whatsoever regarding (i) the completeness of Seller's

14 Environmental Report(s); (ii) the truth or accuracy of Seller's Environmental Report(s); or (iii) the existence or nonexistence of any hazardous or toxic wastes or materials in, on, or about the Property. Further, Seller is not assigning Seller's Environmental Report(s) to Buyer, nor granting Buyer any rights with respect to any environmental firm(s) producing Seller's Environmental Report(s); provided, however, Buyer shall have the right, at its expense, to obtain a reliance letter from the consultant that prepared Seller's Environmental Reports, and Seller shall reasonably cooperate with Buyer in connection therewith. 6.3 Termination. 6.3.1 Buyer's Right to Terminate. If Seller shall deliver to Buyer any Future Environmental Report(s) at any time after the date which is five (5) days prior to the Closing Date, and if Buyer is not satisfied with the results of the Future Environmental Report(s) based solely on matters not previously disclosed or known to Buyer, Buyer shall have the right to terminate this Agreement in accordance with Article 14 hereof, by giving Seller written notice of such termination on or before the date which is three (3) days after Buyer's receipt of any Future Environmental Report ("Buyer's Review Date"). If Buyer receives any Future Environmental Reports less than three (3) days before the Closing Date, then the Closing shall occur one (1) business day after Buyer's Review Date, or such earlier date to which Buyer and Seller may mutually agree. If Seller shall not timely receive a notice of termination from Buyer, Buyer shall be conclusively deemed to have approved the results of any Future Environmental Report, and Buyer shall have no further right to terminate this Agreement with respect to matters set forth in this Subsection. 6.3.2 Seller's Right to Terminate. If any Future Environmental Report (a "New Report") discloses any existing environmental condition which materially and adversely affects the Property and/or Seller's interest therein, which condition was not disclosed in Seller's Environmental Reports, then Seller, in its sole discretion, shall have the right to terminate this Agreement in accordance with Article 14 hereof by giving Buyer written notice of such termination not later than five (5) business days after Seller's receipt of a New Report (the "Seller's Review Date"). An environmental condition shall be deemed to materially and adversely affect the Property and/or Seller's interest therein if, in Seller's sole opinion, such condition (a) may result in further contamination of the soil, ground water, or other physical elements of either the Property or adjacent property; (b) poses a risk to human health; or (c) would be likely to create, result in, or impose upon Seller any liability after the Closing. If Seller receives a New Report less than five (5) business days before the Closing Date, the Closing Date shall be postponed one (1) business day after Seller's Review Date or such later date upon which Buyer and Seller may mutually agree. If Buyer shall not timely receive notice of termination from Seller, Seller shall have no further right to terminate this Agreement with respect to matters set forth in such New Report. 6.4 Service Contracts. With respect to the Service Contracts that Buyer has elected not to have assigned to it, as indicated in the Approval Notice, Seller shall promptly terminate such Service Contracts effective as of the Closing Date. Notwithstanding anything contained

15 herein to the contrary, Buyer hereby agrees to assume and shall have no option to terminate Long-Term Service Contracts as defined in Article 2 hereof. If and to the extent that any such Service Contract is not terminable until a date after the Closing, notwithstanding Seller's delivery of the appropriate termination notice, then Buyer shall be responsible for all obligations under such Service Contract from the Closing Date until the effective date of termination. Seller shall deliver the applicable notices of termination as soon as practicable following Seller's receipt of the Approval Notice. With respect to the Service Contracts that Buyer has elected to have assigned to it, Buyer will be solely responsible for obtaining the consent to the transfer of any Service Contract which requires such consent; provided that Seller shall cooperate as reasonably necessary in obtaining any such consent. 6.5 Management of the Property. Until the Closing Date, Seller shall manage the Property in a manner deemed reasonable in Seller's sole discretion, and Seller shall use good faith efforts to maintain the Property, ordinary wear and tear excepted, following the Effective Date until the Closing Date, in substantially the same manner that Seller has maintained the Property prior to the Effective Date. 6.6 Leasing. Between the Effective Date and the Closing Date, Seller will not enter into any new lease, license or occupancy agreement affecting the Property, and Seller shall not amend or in any way modify the terms of the Tenant Leases, or consent to any assignment or subletting of the Tenant Leases, grant any consent of the landlord under the Tenant Leases or waive any provision of or terminate the Tenant Leases, without Buyer's prior written consent in each instance. ARTICLE 7 CLOSING 7.1 Buyer's Conditions Precedent to Closing. The obligations of Buyer with regard to Closing under this Agreement are, at its option, subject to the fulfillment of each and all of the following conditions prior to or at the Closing: (a) Seller shall have performed and complied with all the agreements and conditions required in this Agreement to be performed and complied with by Seller prior to Closing, and Buyer and Seller agree that Escrow Holder may deem all such items to have been performed and complied with when Seller has deposited all items in Escrow as required hereunder. (b) Title Insurer is prepared to issue its TLTA Owner's Policy of Title Insurance in the amount of the Purchase Price showing title vested in Buyer subject only to the usual exceptions found in said policy. (c) The representations by Seller contained in Section 3.1 of this Agreement shall be true and correct in all material respects as of the Closing Date. Buyer's closing of the purchase provided for herein shall evidence Buyer's satisfaction with or waiver of each of such conditions. If any conditions to Buyer's obligation to close are not satisfied at Closing, as Buyer's sole and exclusive remedy (Buyer hereby waiving all other

16 remedies except as expressly provided below in the proviso to this sentence), Buyer may terminate this Agreement pursuant to Article 14 hereof; provided, however, in the event the conditions under Sections 7.1(a) or 7.1(c) (but as to Section 7.1(c), solely with respect to representations and warranties contained in Section 3.1 hereof that were not true or correct in any material respect as of the Effective Date as the result of an intentional and willful misrepresentation of Seller, or that become untrue or incorrect in any material way after the Effective Date but prior to the Closing due to an intentional or willful act of Seller in violation of this Agreement) are not satisfied or waived by Buyer on or before the Closing, Buyer shall be entitled to pursue its remedies under Section 13.2 hereof. Notwithstanding anything to the contrary contained in this Section 7.1, if Buyer, or its agents, employees, consultants, engineers and/or designees cause any Buyer's conditions precedent to closing not to be satisfied, Buyer shall not have the right to rely upon such unsatisfied condition as a basis for refusing to proceed to Closing or terminating this Agreement. 7.2 Seller's Conditions Precedent to Closing. The obligations of Seller with regard to Closing under this Agreement are, at Seller's option, subject to the fulfillment of all of the following conditions prior to or at the Closing: (a) Buyer shall have performed and complied with all the agreements and conditions required by this Agreement to be performed and complied with by Buyer prior to Closing, and Buyer and Seller agree that Escrow Holder may deem all such items to have been performed and complied with when Buyer has deposited with Escrow Holder all items required hereunder. (b) The results of a Future Environmental Report, if any, shall be satisfactory to Seller in its sole discretion as set forth in Subsection 6.4.2. (c) The representations by Buyer contained herein shall be true and correct in all material respects as of the Closing Date. Seller's closing of the purchase provided for herein shall evidence Seller's satisfaction with or waiver of each of such conditions. If any conditions to Seller's obligation to close are not satisfied at Closing, as Seller's sole and exclusive remedy (Seller hereby waiving all other remedies except as expressly provided below in the proviso to this sentence), Seller may terminate this Agreement pursuant to Article 14 hereof; provided, however, in the event the conditions under Sections 7.2(a) or 7.2(c) (but as to Section 7.2(c), solely with respect to representations and warranties contained in Section 3.3 hereof that were not true or correct in any material respect as of the Effective Date as the result of an intentional and willful misrepresentation of Buyer, or that become untrue or incorrect in any material way after the Effective Date but prior to the Closing due to an intentional or willful act of Buyer in violation of this Agreement) are not satisfied or waived by Seller on or before the Closing, Seller shall be entitled to pursue its remedies under Section 13.1 hereof. 7.3 Deposits in Escrow. On or before the day preceding the Closing Date: 7.3.1 Seller's Deposits. Seller shall deliver to Escrow Holder the following to be held in escrow:

17 (a) Deed in the form of Exhibit A attached hereto; (b) Certificate of Non-Foreign Status in the form of Exhibit E attached hereto; (c) Certificate of Assistant Secretary substantially in the form of Exhibit F attached hereto; (d) Bill of Sale in the form of Exhibit G attached hereto; (e) Affidavit as to Debts, Liens, Parties in Possession, and GAP Coverage in the form of Exhibit M attached hereto; (f) Seller's Certificate in the form of Exhibit H attached hereto; and (g) Seller's closing instructions to Escrow Holder. 7.3.2 Buyer's Deposits. Buyer shall deliver to Escrow Holder the following to be held in escrow: (a) Purchase Price less the Earnest Money, plus costs to be paid by Buyer pursuant to the terms of this Agreement, and plus or minus prorations and adjustments shown on the closing statement executed by Buyer and Seller; (b) Buyer's closing instructions to Escrow Holder; and (c) Buyer's Certificate in the form of Exhibit I attached hereto. 7.3.3 Joint Deposits. Buyer and Seller shall jointly deposit with Escrow Holder the following documents, each executed by persons or entities duly authorized to execute same on behalf of Buyer and Seller: (a) Assignment and Assumption of Ground Lease in the form of Exhibit J attached hereto, assigning to Buyer Seller's leasehold estate in the Property. (b) Closing Statement prepared by Escrow Holder for approval by Buyer and Seller prior to the Closing Date and such closing statements shall be deposited with Escrow Holder after the same has been executed by Buyer and Seller. The parties acknowledge that in the event of an Exchange, as defined in Subsection 16.10.1 hereof, such closing statement shall be executed by Qualified Intermediary in lieu of Seller or Buyer, as the case may be.

18 (c) Assignment and Assumption of Leases in the form of Exhibit B attached hereto, assigning to Buyer all of Seller's right, title, and interest in the Tenant Leases. (d) Assignment and Assumption of Service Contracts and Other Obligations in the form of Exhibit K attached hereto, assigning to Buyer all of Seller's right, title, and interest in the Service Contracts and other obligations. 7.3.4 Other Documents. Buyer and Seller shall deposit with Escrow Holder all other documents which are required to be deposited in escrow by the terms of this Agreement. 7.4 Costs. Buyer shall pay the cost of (i) a standard TLTA Owner's Title Insurance Policy, and the cost of all endorsements to such owner's policy; and (ii) the updated survey. Seller shall pay the cost of (a) the realty transfer or stamp taxes and (b) recording fees. All other costs and expenses of the sale and Closing shall be allocated between Seller and Buyer in accordance with the local custom in the jurisdiction in which the Property is located. Buyer and Seller shall equally share the cost of Escrow Holder's charge for the escrow, if any. Buyer and Seller shall each pay its own legal fees incurred in connection with the drafting and negotiating of this Agreement and the Closing of the transaction contemplated herein. 7.5 Prorations. 7.5.1. Generally. The following items shall be prorated between Buyer and Seller as of the Closing Date: (a) Taxes and Assessments. General real estate taxes and assessments and other similar charges which are a lien on the Property, but not yet due and payable as of the Closing Date, shall be prorated based upon the most recent known tax assessment and tax rate and will be final; provided, however, should there be any discount available for the payment of taxes prior to the due date, taxes shall be prorated on such discounted amount. Any assessments levied against the Property which are payable on an installment basis and which installments are due, payable and outstanding on the Closing Date shall be paid by Seller on the Closing Date. Seller shall have no liability for any reassessments or adjustments which result from the sale of the Property. (b) Rentals, Other Income, and Security Deposits. Rentals and other amounts and items of income relating to the Property which have been collected by Seller, including percentage rent, if any, shall be prorated as of the Closing Date, and will be final as of the Closing Date. Buyer shall receive a credit at the Closing for the aggregate amount of all Security Deposits held by Seller in the form of cash which have not previously been applied by Seller and

19 prepaid rents held by or on behalf of Seller. Buyer shall receive no credit at Closing for any Security Deposits held by Seller in the form of a letter of credit but rather, Seller's interest in such letter(s) of credit shall be transferred to Buyer as further set forth in Section 7.8 of this Agreement. Seller shall receive a credit at Closing for any outstanding rents due and payable that are less than thirty (30) days past due for tenants still in occupancy at the Property. For any outstanding rents due Seller more than thirty (30) days past due for tenants still in occupancy at the Property, if Buyer collects such receivables from any delinquent tenants, Buyer shall promptly remit any payment received from such delinquent tenants to Seller, after deducting from such receivables such amount necessary to satisfy such tenant’s most recently accrued obligations first. Seller hereby retains the right to collect for its own account all rents due and payable from tenants as of the Closing Date that are no longer in occupancy at the Property as of the Closing Date (which right shall survive the Closing). (c) Expenses. All expenses of operating the Property which have been prepaid by Seller (except insurance pursuant to Section 7.6) shall be prorated. Expenses incurred in operating the Property that Seller customarily pays and any other costs incurred in the ordinary course of business or the management and operation of the Property shall be prorated on an accrual basis. (d) Utilities. Seller shall receive credit for assignable utility deposits, if any, which are assigned to Buyer at Buyer's request or with Buyer's consent. To the extent possible, Seller shall cause all utility meters with respect to utility charges which are not payable by tenants, to be read as of the Closing Date, and Seller shall pay all charges for those utilities payable by Seller with respect to the Property which have accrued to and including the Closing Date and Buyer shall pay all such expenses accruing from and after the Closing Date. Seller and Buyer agree that, if any of the aforesaid prorations cannot be calculated accurately on the Closing Date, the same shall be estimated as of the Closing Date, and any final adjustments shall be made within thirty (30) days after the Closing Date, or as soon as sufficient information to determine such prorations is available. Prorations and adjustments shall be made by credits to or charges against the Purchase Price. For purposes of calculating prorations, Buyer shall be deemed to be entitled to the income and responsible for the expenses for the entire day upon which the Closing occurs. All prorations shall be made in accordance with customary practice in the county in which the Property is located, except as expressly provided herein; in the event of dispute between Buyer and Seller, the advice of Title Insurer shall be determinative as to what is customary. This provision shall survive Closing.

20 7.5.2 Like-Kind Exchange (Proration). If this transaction is consummated as an Exchange, as defined in Subsection 16.10.1 hereof, then, notwithstanding the provisions of Subsection 7.5.1 hereof, certain items which are a charge to Seller shall be paid by Seller to Buyer at Closing, in cash or other immediately payable funds, and shall not be deducted from the Purchase Price. 7.6 Insurance. The fire, hazard, and other insurance policies relating to the Property shall be canceled by Seller as of the Closing Date and shall not, under any circumstances, be assigned to Buyer. All unearned premiums for fire and any additional hazard insurance premium or other insurance policy premiums with respect to the Property shall be retained by Seller. 7.7 Close of Escrow. As soon as Buyer and Seller have deposited all items required with Escrow Holder, and upon satisfaction of Sections 7.1 and 7.2, Escrow Holder shall cause the sale and purchase of the Property to be consummated (the "Closing") in accordance with the terms hereof by immediately and in the order specified: (a) Wire Transfer. Wire transferring the Purchase Price, less Seller's Broker's commission and the amount of costs paid by Seller at Closing, and plus or minus the amount of any prorations pursuant to the terms hereof, all as set forth on the closing statement signed by Seller and Buyer, directly to Seller pursuant to Seller's written closing instructions. Notwithstanding the foregoing, however, in the event Escrow Holder receives written notice that Seller's rights to the Agreement have been assigned to a Qualified Intermediary under an Exchange Agreement, then wire transfer the Purchase Price, less Seller's Broker's commission, and the amount of costs paid by Seller at Closing, and plus or minus the amount of any prorations pursuant to the terms hereof, all as set forth on the closing statement signed by Seller, directly to the Qualified Intermediary pursuant to Seller's written closing instructions. If, in the opinion of Escrow Holder, the wire transfer cannot be initiated by Escrow Holder on or before 12:00 p.m. Central Time on the Closing Date, then after Escrow Holder obtains Seller's approval upon telephonic consultation with Seller, the Closing shall be consummated on the next business day (with all prorations adjusted accordingly), but the net sales proceeds shall be invested overnight in federal securities, or in a federally insured bank account, in the name of Escrow Holder, and such net sales proceeds plus the interest earned thereon shall be disbursed by Escrow Holder the next business day, after which the Deed and Assignment and Assumption of Ground Lease shall be recorded. Such delay of the Closing will not release Buyer or Seller from their obligations under this Agreement. (b) Recordation. Recording the Deed and the Assignment and Assumption of Ground Lease. (c) Delivery of Other Escrowed Documents.

21 (i) Joint Delivery. Delivering to each of Buyer and Seller at least one executed counterpart of each of the (a) Assignment and Assumption of Leases; (b) Assignment and Assumption of Service Contracts and Other Obligations; and (c) closing statement. (ii) Buyer's Delivery. Delivering to Buyer the (a) Bill of Sale; (b) Certificate of Non-Foreign Status; (c) Certificate of Assistant Secretary; (d) Seller's Certificate; (e) Affidavit as to Debts, Liens, Parties in Possession and GAP Coverage (f) a certified copy of the Deed submitted for recording and (g) a certified copy of the Assignment and Assumption of Ground Lease submitted for recording. (iii) Seller's Delivery. Delivering to Seller the (a) Buyer's Certificate, and (b) Assignment and Assumption of Real Estate Purchase Sale Agreement, if applicable. (d) Broker's Commission. Delivering to Seller's Broker, the commission as reflected on the closing statement executed by Seller and Buyer. 7.8 Possession. As of the Closing Date, possession of the Property, subject to the rights and interests of tenants in possession pursuant to the Tenant Leases, along with the following items shall be made available to the Buyer at the Property: (a) Tenant Lease(s). The original of each Tenant Lease and any amendments thereto (if available), or a copy of each Tenant Lease and any amendments thereto in the possession of Seller, if not previously delivered to Buyer together with the original letter(s) of credit held by Seller in lieu of a cash Security Deposit under Tenant Leases, along with all instruments and fees required of the banks having issued such letter(s) of credit in order to transfer the same to Buyer. (b) Service Contracts. The originals (or copies if originals are not available) of all Service Contracts in the possession of Seller that have been assigned to and assumed by Buyer, if not previously delivered to Buyer. (c) Keys. Any keys and or key cards to any door or lock on the Property in the possession of Seller. (d) Licenses and Permits. All original licenses or permits or certified copies thereof issued by governmental authorities having jurisdiction over the Property which Seller has in its possession and which are transferable. 7.9 Recorded Instruments. As soon after the Closing as possible, Escrow Holder shall deliver to Buyer the original recorded Deed and Assignment and Assumption of Ground Lease, and shall deliver to Seller a copy of the recorded Deed and Assignment and Assumption

22 of Ground Lease, with recordation information noted thereon. 7.10 Tenant Notices. On or before the Closing Date, Seller (or its property manager) and Buyer shall execute a notice to the tenants of the Property, in the form of Exhibit N attached hereto, informing tenants that the Property has been sold by Seller to Buyer. Immediately following the Closing, Seller's property manager shall deliver such notices to all of the tenants of the Property. ARTICLE 8 CONDEMNATION AND CASUALTY If any condemnation, loss, damage by fire, or other casualty to the Property occurs prior to the Closing Date, Seller shall give prompt written notice to Buyer. If any condemnation or taking of the Property, or loss or damage by fire or other casualty to the Property occurs prior to the Closing, which does not exceed the Materiality Limit, the Closing shall occur just as if such condemnation, loss, or damage had not occurred, and Seller shall assign to Buyer all of Seller's interest in any condemnation actions and proceeds, or deliver to Buyer any and all proceeds paid to Seller by Seller's insurer with respect to such fire or other casualty; provided, however, that Seller shall be entitled to retain an amount of such insurance proceeds equal to Seller's reasonable expenses, if any, incurred by Seller in repairing the damage caused by fire or other casualty. At Closing, in the case of a fire or other casualty, Seller shall give Buyer a credit on the Purchase Price equal to the lesser of the estimated cost of restoration or the amount of any deductible, unless Seller has repaired the damage caused by such fire or other casualty. Seller shall maintain "all risk" replacement value insurance coverage in place on the Property at all times prior to the Closing. In the event, prior to the Closing, of any condemnation of all or a part of the Property, or loss or damage by fire or other casualty to the Property, which exceeds the Materiality Limit, at Buyer's sole option, either: (a) this Agreement shall terminate in accordance with Article 14 hereof if Buyer shall so notify Seller in writing within ten (10) days of Buyer receiving notice from Seller of the casualty or condemnation (provided that at Buyer's option, the Closing shall be postponed so that Buyer has the full ten (10) day period to make such election; or (b) if Buyer shall not have timely notified Seller of its election to terminate this Agreement in accordance with paragraph (a) above, the Closing shall occur just as if such condemnation, loss, or damage had not occurred, without reduction in the Purchase Price, and Seller shall assign to Buyer all of Seller's interest in any condemnation actions and proceeds or deliver to Buyer any and all proceeds paid to Seller by Seller's insurer with respect to such fire or other casualty; provided, however, that Seller shall be entitled to retain an amount of such insurance proceeds equal to Seller's reasonable expenses, if any, incurred by Seller in repairing the damage caused by such fire or other casualty. At Closing, in the

23 case of a fire or other casualty, Seller shall give Buyer a credit on the Purchase Price equal to the lesser of the estimated cost of restoration or the amount of the deductible, unless Seller has repaired the damage caused by such fire or other casualty. Notwithstanding anything contained herein to the contrary, the insurance proceeds to be credited or delivered to Buyer pursuant to this Article will exclude business interruption or rental loss insurance proceeds, if any, allocable to the period prior to the Closing Date, which proceeds will be retained by Seller. Any condemnation proceeds or business interruption or rental loss insurance proceeds received by Seller and allocable to the period from and after the Closing Date shall be delivered to Buyer. This provision shall survive Closing. ARTICLE 9 NOTICES All notices, requests, demands, and other communications given pursuant to this Agreement shall be in writing and shall be deemed to have been duly delivered, (i) when hand delivered to the addressee; (ii) one (1) business day after having been deposited, properly addressed and prepaid for guaranteed next-business-day delivery with a nationally recognized, overnight courier service (e.g., FedEx, or U.S. Express Mail); or (iii) if any email address is provided in the Basic Terms for a party, then when received via electronic mail transmission to the provided email address. All such notices, requests, or demands shall be addressed to the party to whom notice is intended to be given at the addresses set forth in Article 2 hereof or to such other address as a party to this Agreement may from time to time designate by notice given to the other party(ies) to this Agreement. ARTICLE 10 SUCCESSORS AND ASSIGNS This Agreement shall not be assigned or transferred by Seller. However, Buyer may assign or otherwise transfer all of its interest under this Agreement to an entity or entities directly or indirectly controlled by Buyer ("Assignee") provided that, in such event, (i) Buyer and Assignee shall be jointly and severally liable for all of the representations, warranties, indemnities, waivers, releases and other obligations and undertakings set forth in this Agreement, and (ii) not less than ten (10) business days prior to the Closing Date, Buyer shall deliver to Seller (a) written notice of such assignment in which the exact nature of Assignee's affiliation with Buyer is set forth, along with the precise signature block to be included in all closing documents; and (b) a copy of an Assignment and Assumption of Real Estate Purchase and Sale Agreement in the form of Exhibit O attached hereto. Subject to the foregoing, this Agreement shall inure to the benefit of, and shall be binding upon, Seller and Buyer and their respective successors and assigns. ARTICLE 11 BROKERS Buyer and Seller represent to each other that they have dealt with no broker or other

24 person in connection with the sale of the Property in any manner which might give rise to any claim for commission. No broker or person is entitled to receive any broker's commissions, finder's fees, or similar compensation from Seller in connection with any aspect of the transaction contemplated herein. It is agreed that if any claims for brokerage commissions or fees are ever made against Seller or Buyer in connection with this transaction, all such claims shall be handled and paid by the party whose actions or alleged commitments form the basis of such claim, and said party who is responsible shall indemnify and hold the other party harmless against any claim for brokerage or finder's fees, or other like payment based in any way upon agreements, arrangements, or understandings made or claimed to have been made by Buyer or Seller with any third person. This provision shall survive the Closing or other termination of this Agreement. ARTICLE 12 COVENANT NOT TO RECORD Buyer will not record this Agreement or any memorandum or other evidence thereof. Any such recording shall constitute a default hereunder on the part of Buyer. ARTICLE 13 DEFAULT In the event of a default by either Seller or Buyer, the remedies for default provided for in this Article 13 shall constitute the sole and exclusive remedies of the other party. 13.1 Default by Buyer. (a) If Buyer fails to timely deposit the Earnest Money as required herein, this Agreement shall automatically terminate and both parties shall be released of all further liability hereunder, except for the obligations hereunder which expressly survive the termination of this Agreement. (b) In the event of any other default on the part of Buyer, other than as set forth in Section 13.1(a) above, including, but not limited to Buyer's failure to consummate the Closing on the Closing Date, Seller shall have the right, but not the obligation, provided Buyer has failed to cure such default within five (5) business days following written notice being delivered to Buyer by Seller, and provided Seller is not in default of its obligations under this Agreement, to terminate this Agreement and retain all Earnest Money (including all interest earned thereon) as liquidated damages, in which event, both parties shall be released of all further liability hereunder, except for the obligations hereunder which expressly survive the termination of this Agreement. The Earnest Money amount is agreed upon by both parties as liquidated damages, acknowledging the difficulty and inconvenience of ascertaining and measuring actual damages. Notwithstanding the foregoing, Buyer and Seller agree that nothing contained herein shall limit Seller's right to seek and obtain damages from Buyer due to Buyer defaulting in its obligations hereunder which expressly survive the termination of this Agreement.

25 13.2 Default by Seller. In the event of any default by Seller, provided Seller has failed to cure such default within five (5) business days following written notice being delivered to Seller by Buyer, and provided Buyer is not in default of its obligations under this Agreement, Buyer, as Buyer’s sole and exclusive remedies (Buyer hereby waiving all other remedies), may elect either (subject to the limitations in Section 3.1(a) hereof): (i) to terminate this Agreement and receive reimbursement of the Earnest Money (including all interest earned thereon) as liquidated damages, in which event both parties shall be released of all further liability hereunder, except for the obligations hereunder which expressly survive the termination of this Agreement; or (ii) to file, within thirty (30) days of the Closing Date, an action for specific performance of Seller’s express obligations hereunder, without abatement of, credit against, or reduction in the Purchase Price. Notwithstanding the foregoing, if the remedy of specific performance is not available because Seller has conveyed the Property in violation of this Agreement, then Purchaser shall have the right to pursue any and all remedies available at law or in equity. Neither Escrow Holder nor Seller shall be obligated to return the Earnest Money (including all interest thereon) to Buyer unless Buyer gives Seller and Escrow Holder written notice terminating all of Buyer’s interest in the Property and this Agreement; provided, however, that failure of Buyer to give Seller such notice shall not be construed to expand Buyer’s rights or remedies in any manner. Notwithstanding the foregoing, Buyer and Seller agree that nothing contained herein shall limit Buyer's right to seek and obtain damages from Seller due to Seller defaulting in its obligations hereunder which expressly survive the termination of this Agreement. ARTICLE 14 NON-DEFAULT TERMINATION In the event of any termination of this Agreement pursuant to a provision expressly stating that the provisions of this Article are applicable, the following provisions shall apply: (a) except for those obligations which expressly survive termination of this Agreement, neither Buyer nor Seller shall have any further obligations hereunder; and (b) upon satisfaction of all of Buyer's monetary obligations under this Agreement, the Earnest Money (including interest earned thereon) shall be returned to Buyer upon Seller's receipt of written notice from Buyer expressly acknowledging the termination of all of Buyer's interest in the Property and this Agreement; provided, however, that failure of Buyer to give Seller such notice shall not be construed to expand Buyer's rights or remedies in any manner. Buyer agrees that upon any termination of this Agreement contemplated hereunder, Buyer shall destroy any and all materials provided to Buyer by Seller or Seller's agents and any copies made by Buyer or Buyer's agent pursuant to this Agreement. ARTICLE 15 INDEMNITIES

26 15.1 Seller Indemnity. (a) If Closing occurs, effective as of the Closing Date, subject to Subsection (c) below, Seller shall indemnify, defend and hold Buyer harmless from and against any actual, direct damages (and reasonable attorneys’ fees and other reasonable legal costs) incurred by Buyer within six (6) months of the Closing Date (the “Limitation Period”) resulting from an inaccuracy as of the Closing Date in the representations and warranties of Seller set forth in Section 3.1 hereof (subject to the limitation in Section 3.1 hereof and as updated at Closing pursuant to Exhibit H), of which inaccuracy Buyer had no knowledge of on or before the Closing Date. (b) If Closing occurs, effective as of the Closing Date, subject to Subsection (c) below, Seller shall indemnify, defend and hold Buyer harmless from and against any actual, direct damages (but not for any attorneys’ fees and other legal costs incurred by Buyer if Seller or its insurer shall conduct the defense) incurred by Buyer with respect to a claim which is made by a third party prior to the expiration of the Limitation Period (i) alleging a tort committed by Seller prior to the Closing Date or (ii) alleging bodily injury or property damage related to the Property caused by Seller and occurring before the Closing Date; provided that any such claim in clause (i) and/or (ii) does not arise out of or in any way relate to Hazardous Material or Indoor Air Pollutants. (c) Such agreements by Seller in Sections 15.1(a) and (b) to so indemnify, defend and hold Buyer harmless shall be null and void except to the extent that, prior to the expiration of the Limitation Period, Seller shall have received notice from Buyer referring to this Section 15.1 and specifying the amount, nature, and facts underlying any claim being made by Buyer hereunder. Notwithstanding anything to the contrary contained in this Agreement, Seller’s aggregate liability under this Section 15.1 shall be limited to damages, which, in the aggregate (i) exceed Fifty Thousand Dollars ($50,000.00) and (ii) are less than Five Million Eight Hundred Thousand Dollars ($5,800,000.00). In no event shall Seller be liable for consequential, punitive and/or exemplary damages of any nature whatsoever. 15.2 Buyer Indemnity. (a) If Closing occurs, effective as of the Closing Date, subject to Subsection (c) below, Buyer shall indemnify, defend and hold Seller harmless from and against any actual, direct damages (and reasonable attorneys’ fees and other reasonable legal costs) incurred by Seller within the Limitation Period resulting from an inaccuracy as of the Closing Date in the representations and warranties of Buyer set forth in Section 3.3 hereof (updated at Closing pursuant to Exhibit I), of which inaccuracy Seller had no knowledge of on or before the Closing Date. (b) If Closing occurs, effective as of the Closing Date, subject to Subsection (c) below, Buyer shall indemnify, defend and hold Seller harmless from and against any actual, direct damages (but not for any attorneys’ fees and other legal costs incurred by

27 Seller if Buyer or its insurer shall conduct the defense) incurred by Seller with respect to a claim which is made by a third party prior to the expiration of the Limitation Period (i) alleging a tort committed by Buyer or (ii) alleging bodily injury or property damage related to the Property occurring on or after the Closing Date; provided that any such claim in clause (i) and/or (ii) does not arise out of or in any way relate to Hazardous Material. (c) Such agreements by Buyer in Sections 15.2(a) and (b) to so indemnify, defend and hold Seller harmless shall be null and void except to the extent that, prior to the expiration of the Limitation Period, Buyer shall have received notice from Seller pursuant to Article 9 hereof referring to this Section 15.2 and specifying the amount, nature, and facts underlying any claim being made by Seller hereunder. Notwithstanding anything to the contrary contained in this Agreement, Buyer’s aggregate liability under this Section 15.2 shall be limited to damages, which, in the aggregate (i) exceed Fifty Thousand Dollars ($50,000.00) and (ii) are less than Five Million Eight Hundred Thousand Dollars ($5,800,000.00). In no event shall Buyer be liable for consequential, punitive and/or exemplary damages of any nature whatsoever. 15.3 Release. Except with respect to Seller's indemnification obligations set forth in Section 15.1 hereof, Buyer, for itself and any of its designees, successors and assigns, hereby irrevocably and absolutely waives, releases, and forever discharges, and covenants not to file or otherwise pursue any legal action (whether based on contract, statutory rights, common law or otherwise) against, the Indemnified Parties with respect to any and all suits, claims, damages, losses, causes of action, and all other expenses and liabilities relating to this Agreement or the Property, whether direct or indirect, known or unknown, contingent or otherwise (including, without limitation, suits, claims, damages, losses, causes of action, and all other expenses and liabilities relating to the physical condition of the Property or any portion thereof, latent or patent defects and/or construction defects, environmental laws and/or the presence of Hazardous Materials or Indoor Air Pollutants), foreseeable or unforeseeable, and whether relating to any period of time either before or after the Closing Date. Buyer further hereby assumes the risk of changes in applicable laws and regulations relating to past, present and future environmental, safety or health conditions on, or resulting from the ownership or operation of, the Property, and the risk that adverse physical characteristics and conditions, including without limitation the presence of Hazardous Material or other substances, may not be revealed by its investigation. In connection with this Section 15.3, Buyer hereby expressly waives the benefits of any provision or principle of federal or state law, or regulation that may limit the scope or effect of the foregoing waiver and release to the extent permitted by applicable law. 15.4 Survival. All of the provisions of this Article 15 shall survive the Closing subject to the limitations set forth in this Article. ARTICLE 16 MISCELLANEOUS 16.1 Survival of Representations, Covenants, and Obligations. Except as otherwise expressly provided herein, no representations, covenants, or obligations contained herein shall

28 survive Closing or termination of this Agreement. 16.2 Attorneys' Fees. In the event of any litigation between the parties hereto concerning this Agreement, the subject matter hereof or the transactions contemplated hereby, the losing party shall pay the reasonable attorneys' fees and costs incurred by the prevailing party in connection with such litigation, including appeals. 16.3 Disclosure. Buyer will not directly or indirectly contact the Property's vendors or contractors until after Closing occurs. No party may make public disclosure with respect to this transaction (including the identity of the Seller without Seller's prior written consent) before the Closing except: (a) as may be required by law, including without limitation disclosure required under securities laws, or by the Securities and Exchange Commission, or by the rules of any stock exchange; (b) to such title insurance companies, lenders, attorneys, accountants, partners, directors, officers, employees and representatives of any party or of such party’s advisors who need to know such information for the purpose of evaluating and consummating the transaction, including the financing of the transaction; and (c) to present or prospective sources of financing. 16.4 Captions. The headings or captions in this Agreement are for convenience only, are not a part of this Agreement, and are not to be considered in interpreting this Agreement. 16.5 Waiver. No waiver by any party of any breach hereunder shall be deemed a waiver of any other or subsequent breach. 16.6 Time. Time is of the essence with regard to each provision of this Agreement. If the final date of any period provided for herein for the performance of an obligation or for the taking of any action falls on a Saturday, Sunday, or national/banking holiday, then the time of that period shall be deemed extended to the next day which is not a Saturday, Sunday, or national/banking holiday. If the Closing Date provided for herein should fall on a Friday, Saturday, Sunday, or national/banking holiday, then the Closing Date shall be deemed extended to the next day which is not a Friday, Saturday, Sunday, or national/banking holiday. Each and every day described herein shall be deemed to end at 5:00 p.m. Central Time. 16.7 Controlling Law. This Agreement shall be construed in accordance with the laws of the state in which the Property is located. 16.8 Severability. If any one or more of the provisions of this Agreement shall be determined to be void or unenforceable by a court of competent jurisdiction or by law, such determination will not render this Agreement invalid or unenforceable, and the remaining provisions hereof shall remain in full force and effect. 16.9 Construction. Buyer and Seller agree that each party and its counsel have

29 reviewed, and if necessary, revised this Agreement, and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, exhibits, or schedules hereto. 16.10 Like-Kind Exchange. 16.10.1 Assignment of Rights to Qualified Intermediary. Seller or Buyer may transfer the Property as part of a forward like-kind exchange pursuant to Section 1031 of the Internal Revenue Code of 1986 and the regulations promulgated thereunder, as amended, or as a reverse like-kind exchange under Revenue Procedure 2000-37 ("Exchange"). Accordingly, Seller or Buyer may assign its rights to this Agreement to a third party ("Qualified Intermediary") and Seller and Buyer hereby consent to such assignment; provided, however, that such assignment shall not (i) constitute an assumption by Qualified Intermediary of Seller’s or Buyer's obligations hereunder, (ii) release Seller or Buyer of any of its obligations hereunder, (iii) diminish or affect the rights of Seller or Buyer hereunder or impose any additional expense upon Seller or Buyer, or (iv) delay the Closing. Seller or Buyer shall execute such documents and take such other action as may reasonably be requested for the purpose of so qualifying the transaction contemplated by this Agreement as an Exchange. 16.10.2 Reassignment. Seller and Buyer each understand that any Qualified Intermediary may desire (at some time after the Closing) to reassign the rights to this Agreement to Seller or Buyer, as the case may be. Seller and Buyer hereby consent to any such reassignment and agree that in the event of any such reassignment, Seller shall enjoy all of the rights and privileges of the "Seller" and Buyer shall enjoy all of the rights and privileges of the "Buyer" under this Agreement and under any documents executed in connection herewith (including, but not limited to the right to (i) enforce the breach of any and all representations, warranties, covenants and agreements contained in this Agreement or any other document executed in connection herewith, (ii) enforce and to enjoy the benefit of any indemnification obligation contained in this Agreement or any other document executed in connection herewith, (iii) enforce and to enjoy and rely upon any and all waivers, agreements, acknowledgments, guarantees, releases, discharges, certifications, affirmations, reaffirmations, undertakings, approvals, admissions, and assumptions executed or undertaken by Seller or Buyer in connection with this Agreement, any document executed in connection herewith, or the transaction described herein, and (iv) enjoy any and all limitations upon the representations, warranties, agreements, obligations, responsibilities, and liabilities of the Seller and Buyer under this Agreement). Seller and Buyer further agree that in the event of any such reassignment, then the other party shall have any and all of the rights, privileges, and remedies against or with respect to the other party as would exist if the assignment (by Seller or Buyer to the Qualified Intermediary) referred to in this Section 16.10.1 had never been made. 16.11 Limitations on Liability. In no event whatsoever shall recourse be had or liability asserted against any of Buyer’s or Seller’s direct or indirect partners, policyholders, shareholders, employees, agents, directors, trustees, officers or other owners of Buyer or Seller. Buyer’s and Seller’s direct and indirect partners, policyholders, shareholders, beneficiaries and owners and their respective employees, agents, directors, trustees, officers and security holders assume no personal liability for any obligations entered into on behalf of Buyer or Seller under this Agreement or any document executed by Buyer or Seller and delivered to the other party at

30 Closing. This provision shall survive the Closing or any termination of this Agreement. 16.12 Execution. This Agreement, any amendments or modifications hereto, and any documents contemplated hereunder may be executed in counterparts, each of which, when combined, shall constitute one single, binding agreement. A copy of the original fully executed document shall have the same force and effect as the original. The signature of any signatory to this Agreement, any amendments or modifications hereto, and any documents contemplated hereunder may be executed and delivered through the use of a facsimile transmission of the full document with the applicable signature or by way of a PDF (Portable Document Format) as an attachment of the full document with the applicable signature to an e-mail, in which case the signature (whether by facsimile or PDF) on this Agreement, any amendments or modifications hereto, and any documents contemplated hereunder shall be as effective as if an original signature were affixed hereto or thereto and delivered. 16.13 Amendments. This Agreement may be modified, supplemented, or amended only by a written instrument executed by Buyer and Seller. 16.14 Entire Agreement. This Agreement constitutes the entire and complete agreement between the parties relating to the transactions contemplated hereby, and all prior or contemporaneous agreements, understandings, representations, warranties, and statements, oral or written, are merged herein. No representation, warranty, covenant, agreement, or condition not expressed in this Agreement shall be binding upon the parties hereto or shall affect or be effective to interpret, change, or restrict the provisions of this Agreement. (Signatures contained on following pages)

IN WITNESS WHEREOF, this Agreement has been executed as of the Effective Date. SELLER: BCC CANCER CENTER VENTURE, L.P., a Delaware limited partnership By: NM Cancer Center GP, EEC, a Delaware limited liability company, its general partner By: NM Imperial, EEC, a Delaware limited liability company, its sole owner By: NML Real Estate Holdings, EEC, a Wisconsin limited liability company By: The Northwestern Mutual Life Insurance Company, a Wisconsin corporation By: Northwestern Mutual Investment Management Company, EEC, a Delaware limited liability company, its wholly-owned affiliate . „ /? Its: Managing Director (Signat res contained on following pages) 31

32 BUYER: DOC-3410 WORTH ST. MOB, LLC, a Wisconsin limited liability company By: Physicians Realty L.P., its Manager By: Physicians Realty Trust, its General Partner By:___________________________________ John T. Thomas, President & CEO

RECEIPT BY ESCROW HOLDER - EARNEST MONEY First American Title Insurance Company shall serve as Escrow Holder pursuant to the terms and provisions of that certain Real Estate Purchase and Sale Agreement between BCC CANCER CENTER VENTURE, L.P., a Delaware limited partnership and DOC-3410 WORTH ST. MOB, LLC, a Wisconsin limited liability company (the "Agreement"), and hereby acknowledges receipt of a fully executed copy of the Agreement and the Earnest Money referred to therein in the sum of Three Million and 00/100 Dollars ($3,000,000.00). First American Title Insurance Company agrees to accept, hold, apply, and/or return such Earnest Money, and disburse any funds received pursuant to the provisions of the Agreement, and otherwise comply with the obligations of Escrow Holder as set forth in the Agreement. FIRST AMERICAN TITLE INSURANCE COMPANY By: Name: Its: Date of receipt:

EXHIBIT A JV333508/335195 Baylor Cancer Center SPECIAL WARRANTY DEED THIS SPECIAL WARRANTY DEED is made as of this _____ day of ___________, 2017 between BCC CANCER CENTER VENTURE, L.P., a Delaware limited partnership ("Grantor") and DOC-3410 WORTH ST. MOB, LLC, a Wisconsin limited liability company ("Grantee"). Grantor, in consideration of the sum of Ten ($10.00) Dollars and other good and valuable consideration from Grantee, the receipt whereof is hereby acknowledged, does hereby grant and convey to Grantee, its successors, and assigns, the real property situated in the County of Dallas and State of Texas which is more particularly described on Schedule 1 hereto, together with any appurtenances thereto, and together with any estate, right, title, interest, or claim of Grantor, either in law or equity, to the above premises, but SUBJECT, HOWEVER, TO: 1. Real estate taxes not yet due and payable; 2. General and special assessments payable after the date hereof; 3. Liens, claims, easements, covenants, restrictions, encumbrances, and other matters of record; 4. Zoning and other laws, ordinances, and regulations; 5. Public utility, drainage, and highway easements, whether or not of record; 6. Rights of parties in possession; 7. Encroachments and other matters which would be disclosed by an accurate survey or an inspection of the above premises; and, Grantor hereby covenants with Grantee, its heirs, successors, and assigns, to forever WARRANT AND DEFEND the same against the lawful claims and demands of all persons claiming by, through or under Grantor, but against none other.

2 IN WITNESS WHEREOF, this deed has been executed to be effective as of the day and year first written above. BCC CANCER CENTER VENTURE, L.P., a Delaware limited partnership By: NM Cancer Center GP, LLC, a Delaware limited liability company, its general partner By: NM Imperial, LLC, a Delaware limited liability company, its sole owner By: NML Real Estate Holdings, LLC, a Wisconsin limited liability company By: The Northwestern Mutual Life Insurance Company, a Wisconsin corporation By: Northwestern Mutual Investment Management Company, LLC, a Delaware limited liability company, its wholly-owned affiliate By: Name: Its: Name and address of Grantee: DOC-3410 Worth St. MOB, LLC 309 N. Water Street, Suite 500 Milwaukee, WI 53202 This instrument was prepared by James McFarland, attorney for THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. (Acknowledgement on following page)

3 STATE OF WISCONSIN ) ) SS. COUNTY OF MILWAUKEE ) On this _____ day of ________________, 2017, before me appeared ______________________________ who is personally to me known and known to me to be a _____________ of Northwestern Mutual Investment Management Company, LLC, and to be the same person who, as such officer, executed the foregoing instrument of writing in the name of said limited liability company and duly acknowledged the execution thereof as the free act and deed of said limited liability company as an authorized representative of The Northwestern Mutual Life Insurance Company as sole owner of NM Imperial, LLC, as sole owner of NM Cancer Center GP, LLC, as general partner of BCC CANCER CENTER VENTURE, L.P., a Delaware limited partnership. Notary Public, State of Wisconsin My Commission expires: ________

4 SCHEDULE 1 TO SPECIAL WARRANTY DEED LEGAL DESCRIPTION PARCEL 1: (Leasehold): Being a tract or parcel of land situated in the John Grigsby Survey, Abstract Number 495, City of Dallas, Dallas County, Texas, and being part of Lot 1, Block A/840, BUMC CC Addition, an Addition to the City of Dallas, according to the plat recorded in Document No. 200900003566, Real Property Records, Dallas County, Texas, and being more particularly described as follows: COMMENCING at a point for corner at the intersection of the southeasterly line of Worth Street (53 foot right-of-way) and the cut-off line between said southeasterly line and the northeasterly line of Hall Street (95 foot right-of-way at this point), said point being the most northerly west corner of said Lot 1; THENCE North 44 degrees 59 minutes 31 seconds East along the southeasterly line of said Worth Street a distance of 228.54 feet to a point for corner; THENCE South 45 degrees 00 minutes 29 seconds East departing the southeasterly line of said Worth Street a distance of 3.07 feet to a point for corner, said point being the POINT OF BEGINNING; THENCE South 69 degrees 56 minutes 36 seconds East a distance of 34.91 feet to a chiseled "X" in concrete set for corner at the beginning of a curve to the left, said "X" painted green; THENCE along said curve to the left whose chord bears South 73 degrees 45 minutes 20 seconds East a distance of 30.93 feet, having a radius of 100.35 feet, a central angle of 17 degrees 43 minutes 51 seconds and an arc length of 31.05 feet to a point for corner at the end of said curve to the left and the beginning of a curve to the left; THENCE along said curve to the left whose chord bears North 66 degrees 39 minutes 11 seconds East a distance of 36.16 feet, having a radius of 175.58 feet, a central angle of 11 degrees 49 minutes 18 seconds and an arc length of 36.23 feet to a 1/2 inch iron rod with yellow plastic cap stamped "RLG INC" set for corner at the end of said curve to the left; THENCE North 29 degrees 15 minutes 29 seconds West a distance of 23.91 feet to a 1/2 inch iron rod with yellow plastic cap stamped "RLG INC" set for corner at the beginning of a curve to the left; THENCE along said curve to the left whose chord bears North 46 degrees 02 minutes 01 second East a distance of 77.02 feet, having a radius of 151.67 feet, a central angle of 29 degrees 25 minutes 03 seconds and an arc length of 77.87 feet to a chiseled "X" in concrete set for corner at the end of said curve to the left, said "X" painted white;

5 THENCE South 58 degrees 40 minutes 30 seconds East a distance of 31.35 feet to a chiseled "X" in concrete set for corner at the beginning of a curve to the left, said "X" painted white; THENCE along said curve to the left whose chord bears North 20 degrees 31 minutes 19 seconds East a distance of 68.61 feet, having a radius of 183.02 feet, a central angle of 21 degrees 36 minutes 25 seconds and an arc length of 69.02 feet to a chiseled "X" in concrete set for corner at the end of said curve to the left and the beginning of a curve to the left, said "X" painted white; THENCE along said curve to the left whose chord bears North 17 degrees 53 minutes 26 seconds West a distance of 2.87 feet, having a radius of 119.50 feet, a central angle of 1 degree 22 minutes 37 seconds and an arc length of 2.87 feet to a point for corner at the end of said curve to the left; THENCE South 71 degrees 06 minutes 48 seconds West a distance of 4.84 feet to a point for corner at the beginning of a curve to the right; THENCE along said curve to the right whose chord bears South 17 degrees 08 minutes 39 seconds East a distance of 5.69 feet, having a radius of 114.66 feet, a central angle of 2 degrees 50 minutes 39 seconds and an arc length of 5.69 feet to a point for corner at the end of said curve to the right; THENCE South 74 degrees 16 minutes 41 seconds West a distance of 2.00 feet to a chiseled "X" in concrete set for corner at the beginning of a curve to the left, said "X" painted white; THENCE along said curve to the left whose chord bears North 27 degrees 40 minutes 54 seconds West a distance of 46.69 feet, having a radius of 112.66 feet, a central angle of 23 degrees 55 minutes 11 seconds and an arc length of 47.03 feet to a chiseled "X" in concrete set for corner at the end of said curve to the left, said "X" painted white; THENCE North 50 degrees 21 minutes 30 seconds East a distance of 2.00 feet to a point for corner at the beginning of a curve to the right; THENCE along said curve to the right whose chord bears South 38 degrees 13 minutes 06 seconds East a distance of 5.70 feet, having a radius of 114.66 feet, a central angle of 2 degrees 50 minutes 47 seconds and an arc length of 5.70 feet to a point for corner at the end of said curve to the right; THENCE North 53 degrees 12 minutes 17 seconds East a distance of 5.09 feet to a point for corner at the beginning of a curve to the left; THENCE along said curve to the left whose chord bears North 40 degrees 09 minutes 33 seconds West a distance of 14.06 feet, having a radius of 119.78 feet, a central angle of 6 degrees 43 minutes 39 seconds and an arc length of 14.06 feet to a chiseled "X" in concrete set for corner at the end of said curve to the left, said "X" painted white;

6 THENCE North 45 degrees 00 minutes 00 seconds East a distance of 25.51 feet to a 1/2 inch iron rod with yellow plastic cap stamped "RLG INC" set for corner; THENCE South 45 degrees 01 minute 04 seconds East a distance of 88.31 feet to a 1/2 inch iron rod with yellow plastic cap stamped "RLG INC" set for corner; THENCE South 45 degrees 00 minutes 00 seconds West a distance of 3.67 feet to a point for corner; THENCE South 07 degrees 19 minutes 08 seconds East a distance of 2.03 feet to a point for corner; THENCE North 78 degrees 31 minutes 09 seconds East a distance of 8.48 feet to a 1/2 inch iron rod with yellow plastic cap stamped "RLG INC" set for corner at the beginning of a curve to the right; THENCE along said curve to the right whose chord bears South 07 degrees 59 minutes 46 seconds East a distance of 21.41 feet, having a radius of 176.86 feet, a central angle of 6 degrees 56 minutes 30 seconds and an arc length of 21.43 feet to a point for corner at the end of said curve to the right; THENCE North 85 degrees 32 minutes 47 seconds East a distance of 19.49 feet to a 1/2 inch iron rod with yellow plastic cap stamped "RLG INC" set for corner at the beginning of a curve to the right; THENCE along said curve to the right whose chord bears South 00 degrees 10 minutes 30 seconds West a distance of 31.96 feet, having a radius of 198.94 feet, a central angle of 9 degrees 12 minutes 55 seconds and an arc length of 32.00 feet to a 1/2 inch iron rod with yellow plastic cap stamped "RLG INC" set for corner at the end of said curve to the right; THENCE South 45 degrees 00 minutes 00 seconds East a distance of 191.26 feet to a point for corner; THENCE South 45 degrees 00 minutes 00 seconds West a distance of 91.82 feet to a chiseled "X" in concrete set for corner, said "X" painted white; THENCE South 45 degrees 00 minutes 00 seconds East a distance of 29.33 feet to a chiseled "X" in concrete set for corner, said "X" painted white; THENCE South 45 degrees 00 minutes 00 seconds West a distance of 36.85 feet to a chiseled "X" in concrete set for corner, said "X" painted white; THENCE North 45 degrees 00 minutes 00 seconds West a distance of 46.83 feet to a chiseled "X" in concrete set for corner, said "X" painted white;

7 THENCE South 45 degrees 00 minutes 00 seconds West a distance of 56.31 feet to a point for corner; THENCE South 34 degrees 38 minutes 35 seconds East a distance of 7.79 feet to a chiseled "X" in concrete set for corner at the beginning of a curve to the right, said "X" painted white; THENCE along said curve to the right whose chord bears South 55 degrees 16 minutes 01 second West a distance of 0.61 feet, having a radius of 336.75 feet, a central angle of 0 degrees 06 minutes 12 seconds and an arc length of 0.61 feet to a point for corner at the end of said curve to the right; THENCE South 34 degrees 52 minutes 57 seconds East a distance of 58.43 feet to a point for corner; THENCE South 05 degrees 13 minutes 28 seconds West a distance of 9.86 feet to a 1/2 inch iron rod set for corner, said rod being in the northwesterly line of Crutcher Street (53 foot right-of- way); THENCE South 45 degrees 00 minutes 06 seconds West along the northwesterly line of said Crutcher Street a distance of 122.22 feet to a 1/2 inch iron rod set for corner at the beginning of a curve to the left; THENCE departing the northwesterly line of said Crutcher Street and along said curve to the left whose chord bears South 84 degrees 10 minutes 42 seconds West a distance of 201.74 feet, having a radius of 1861.77 feet, a central angle of 6 degrees 12 minutes 42 seconds and an arc length of 201.84 feet to a 1/2 inch iron rod set for corner at the end of said curve to the left, said rod being in the northeasterly line of said Hall Street; THENCE North 44 degrees 29 minutes 29 seconds West along the northeasterly line of said Hall Street a distance of 42.22 feet to a point for corner; THENCE North 45 degrees 30 minutes 31 seconds East departing the northeasterly line of said Hall Street a distance of 1.50 feet to a 1/2 inch iron rod set for corner; THENCE North 44 degrees 29 minutes 28 seconds West a distance of 173.18 feet to a 1/2 inch iron rod set for corner; THENCE North 32 degrees 24 minutes 37 seconds East a distance of 14.84 feet to a point for corner; THENCE North 34 degrees 16 minutes 26 seconds East a distance of 47.10 feet to a chiseled "X" in concrete set for corner, said "X" painted green; THENCE North 32 degrees 24 minutes 37 seconds East a distance of 23.74 feet to a chiseled "X" in concrete set for corner at the beginning of a curve to the right, said "X" painted green;

8 THENCE along said curve to the right whose chord bears North 45 degrees 10 minutes 52 seconds East a distance of 50.40 feet, having a radius of 174.88 feet, a central angle of 16 degrees 34 minutes 13 seconds and an arc length of 50.58 feet to a chiseled "X" in concrete set for corner at the end of said curve to the right and the beginning of a curve to the left, said "X" painted green; THENCE along said curve to the left whose chord bears North 41 degrees 29 minutes 53 seconds East a distance of 40.10 feet, having a radius of 90.74 feet, a central angle of 25 degrees 31 minutes 56 seconds and an arc length of 40.43 feet to a chiseled "X" in concrete set for corner at the end of said curve to the left, said "X" painted green; THENCE North 28 degrees 43 minutes 59 seconds East a distance of 59.47 feet to a point for corner at the beginning of a curve to the left; THENCE along said curve to the left whose chord bears North 04 degrees 31 minutes 36 seconds West a distance of 17.04 feet, having a radius of 15.21 feet, a central angle of 68 degrees 08 minutes 29 seconds and an arc length of 18.09 feet to the POINT OF BEGINNING, containing 150,354 square feet or 3.4517 acres, more or less. SAVE AND EXCEPT: Exhibit A - Tract 1 as conveyed to the City of Dallas by Warranty Deed filed 04/15/2014, recorded in cc# 201400091381, Real Property Records, Dallas County, Texas. PARCEL 2: (Easement): Non-exclusive access easement and non-exclusive interior access easement created in the Maintenance, Operation, and Easement Agreement dated July 30, 2004, between Baylor Health Care System and HRT Properties of Texas, Ltd., filed for record August 06, 2004, and recorded in Volume 2004151, Page 4607, Real Property Records, Dallas County, Texas, as amended by First Amendment to Maintenance, Operation and Easement Agreement, filed 02/09/2006, recorded in cc# 200600047697 Real Property Records, Dallas County, Texas, and as affected by the Confirmation of Removal or Relocation for Maintenance, Operation and Easement Agreement among Baylor Health Care System, BCC Cancer Center Venture, L.P., and HRT Properties of Texas, Ltd., filed for record April 24, 2009, and recorded in cc# 2009-00117281, Real Property Records, Dallas County, Texas, and the Second Declaration of Removal filed April 15, 2014, recorded in cc# 201400091380, Real Property Records, Dallas County, Texas. PARCEL 3: (Easement): Non-exclusive easements contained in that certain Maintenance and Operating Agreement between Baylor Health Care System and BCC Cancer Center Venture, L.P., filed for record April 24, 2009, and recorded in cc# 2009-00117285, Real Property Records, Dallas County, Texas, as amended by instrument filed April 15, 2014, recorded in cc# 201400091374, Real Property Records, Dallas County, Texas. PARCEL 4: (Easement): Non-exclusive access easement and non-exclusive interior access easement created in that Maintenance, Operation and Easement Agreement executed between Baylor Health Care System

9 and Duke Realty Limited Partnership, dated March 28, 2008, filed for record on March 05, 2009, and recorded in cc# 200900064698, Real Property Records, Dallas County, Texas, as affected by the Confirmation of Removal or Relocation for Maintenance, Operation and Easement Agreement executed among Baylor Health Care System, Duke Realty Limited Partnership, and BCC Cancer Center Venture, L.P., filed for record on April 24, 2009, and recorded in cc# 2009-00117684, Real Property Records, Dallas County, Texas, as affected by instrument filed April 15, 2014, recorded in cc# 201400091377, Real Property Records, Dallas County, Texas. PARCEL 5: (Easement): Non-exclusive easement for parking and non-exclusive easement for ingress and egress for a term co-terminus with the leasehold estate described as PARCEL 1 granted in that Parking Facilities Agreement and that Memorandum of Parking Facilities Agreement, executed by Baylor Health Care System and BCC Cancer Center Venture, L.P., both documents dated April 23, 2009, said Memorandum filed for record April 24, 2009, and recorded in cc# 2009- 00117286, Real Property Records, Dallas County, Texas, as affected by instrument filed April 15, 2014, recorded in cc# 201400091375, Real Property Records, Dallas County, Texas. PARCEL 6: (Easement): Non-exclusive easement for underground facilities created by Easement For Underground Facilities, executed by Baylor Health Care System, a Texas nonprofit corporation, to BCC Cancer Center Venture, L.P., filed 12/13/2010, recorded in cc# 201000316055, Real Property Records, Dallas County, Texas.

EXHIBIT B JV333508/335195 Baylor Cancer Center ASSIGNMENT AND ASSUMPTION OF LEASES THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("Assignment") is made and entered into as of the ____ day of ______________, 2017, to be effective as of the Closing Date, by and between BCC CANCER CENTER VENTURE, L.P., a Delaware limited partnership ("Assignor"), and DOC-3410 WORTH ST. MOB, LLC, a Wisconsin limited liability company ("Assignee"). RECITALS Assignor, as Seller, and Assignee, as Buyer, entered into that certain Real Estate Purchase and Sale Agreement (the "Agreement") with an Effective Date of June __, 2017, for the purchase and sale of the real estate commonly known as The Baylor Charles A. Sammons Cancer Center, which is legally described in Schedule 1 attached hereto and incorporated herein (the "Property"). Assignor desires to assign the rights, and Assignee desires to assume, the duties, obligations, and liabilities, of Assignor as landlord under the leases described on Schedule 2 attached hereto and incorporated herein (the "Leases"), to be effective upon the closing of the sale contemplated under the terms of the Agreement. All capitalized terms used in this Assignment without separate definition shall have the same meanings assigned to them in the Agreement. AGREEMENT NOW, THEREFORE, in consideration of the recitals set forth above, which are made a part of this Assignment, the mutual covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Subject to the terms, covenants, conditions, and provisions of the Leases and this Assignment, Assignor hereby transfers, conveys, and assigns to Assignee all of its right, title, and interest as landlord in, to and under the Leases, and the security deposits under the Leases held by Assignor (the "Security Deposits"). 2. Assignee hereby accepts the transfer, conveyance, and assignment of the Leases and Security Deposits from Assignor and, subject to the terms of the Agreement, assumes all rights, duties, obligations, and liabilities of Assignor under the Leases accruing from and after the Closing (as defined in the Agreement). 3. This Assignment shall not merge with or limit or restrict any provision of the Agreement, and the provisions of the Agreement shall govern and control the rights and

2 obligations of Assignor and Assignee with respect to all matters described therein, including, without limitation, representations and warranties, the apportionment of payment obligations, and indemnification obligations. 4. This Assignment shall be binding upon and shall inure to the benefit of Assignor, Assignee, and their respective legal representatives, [heirs], successors, and assigns. 5. This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first above written. ASSIGNOR: BCC CANCER CENTER VENTURE, L.P., a Delaware limited partnership By: NM Cancer Center GP, LLC, a Delaware limited liability company, its general partner By: NM Imperial, LLC, a Delaware limited liability company, its sole owner By: NML Real Estate Holdings, LLC, a Wisconsin limited liability company By: The Northwestern Mutual Life Insurance Company, a Wisconsin corporation By: Northwestern Mutual Investment Management Company, LLC, a Delaware limited liability company, its wholly-owned affiliate By: Name: Its: ASSIGNEE: DOC-3410 WORTH ST. MOB, LLC, a Wisconsin limited liability company By: Physicians Realty L.P., its Manager By: Physicians Realty Trust, its General Partner By:___________________________________ John T. Thomas, President & CEO

3 SCHEDULE 1 TO ASSIGNMENT AND ASSUMPTION OF LEASES LEGAL DESCRIPTION PARCEL 1: (Leasehold): Being a tract or parcel of land situated in the John Grigsby Survey, Abstract Number 495, City of Dallas, Dallas County, Texas, and being part of Lot 1, Block A/840, BUMC CC Addition, an Addition to the City of Dallas, according to the plat recorded in Document No. 200900003566, Real Property Records, Dallas County, Texas, and being more particularly described as follows: COMMENCING at a point for corner at the intersection of the southeasterly line of Worth Street (53 foot right-of-way) and the cut-off line between said southeasterly line and the northeasterly line of Hall Street (95 foot right-of-way at this point), said point being the most northerly west corner of said Lot 1; THENCE North 44 degrees 59 minutes 31 seconds East along the southeasterly line of said Worth Street a distance of 228.54 feet to a point for corner; THENCE South 45 degrees 00 minutes 29 seconds East departing the southeasterly line of said Worth Street a distance of 3.07 feet to a point for corner, said point being the POINT OF BEGINNING; THENCE South 69 degrees 56 minutes 36 seconds East a distance of 34.91 feet to a chiseled "X" in concrete set for corner at the beginning of a curve to the left, said "X" painted green; THENCE along said curve to the left whose chord bears South 73 degrees 45 minutes 20 seconds East a distance of 30.93 feet, having a radius of 100.35 feet, a central angle of 17 degrees 43 minutes 51 seconds and an arc length of 31.05 feet to a point for corner at the end of said curve to the left and the beginning of a curve to the left; THENCE along said curve to the left whose chord bears North 66 degrees 39 minutes 11 seconds East a distance of 36.16 feet, having a radius of 175.58 feet, a central angle of 11 degrees 49 minutes 18 seconds and an arc length of 36.23 feet to a 1/2 inch iron rod with yellow plastic cap stamped "RLG INC" set for corner at the end of said curve to the left; THENCE North 29 degrees 15 minutes 29 seconds West a distance of 23.91 feet to a 1/2 inch iron rod with yellow plastic cap stamped "RLG INC" set for corner at the beginning of a curve to the left; THENCE along said curve to the left whose chord bears North 46 degrees 02 minutes 01 second East a distance of 77.02 feet, having a radius of 151.67 feet, a central angle of 29 degrees 25 minutes 03 seconds and an arc length of 77.87 feet to a chiseled "X" in concrete set for corner at the end of said curve to the left, said "X" painted white;

4 THENCE South 58 degrees 40 minutes 30 seconds East a distance of 31.35 feet to a chiseled "X" in concrete set for corner at the beginning of a curve to the left, said "X" painted white; THENCE along said curve to the left whose chord bears North 20 degrees 31 minutes 19 seconds East a distance of 68.61 feet, having a radius of 183.02 feet, a central angle of 21 degrees 36 minutes 25 seconds and an arc length of 69.02 feet to a chiseled "X" in concrete set for corner at the end of said curve to the left and the beginning of a curve to the left, said "X" painted white; THENCE along said curve to the left whose chord bears North 17 degrees 53 minutes 26 seconds West a distance of 2.87 feet, having a radius of 119.50 feet, a central angle of 1 degree 22 minutes 37 seconds and an arc length of 2.87 feet to a point for corner at the end of said curve to the left; THENCE South 71 degrees 06 minutes 48 seconds West a distance of 4.84 feet to a point for corner at the beginning of a curve to the right; THENCE along said curve to the right whose chord bears South 17 degrees 08 minutes 39 seconds East a distance of 5.69 feet, having a radius of 114.66 feet, a central angle of 2 degrees 50 minutes 39 seconds and an arc length of 5.69 feet to a point for corner at the end of said curve to the right; THENCE South 74 degrees 16 minutes 41 seconds West a distance of 2.00 feet to a chiseled "X" in concrete set for corner at the beginning of a curve to the left, said "X" painted white; THENCE along said curve to the left whose chord bears North 27 degrees 40 minutes 54 seconds West a distance of 46.69 feet, having a radius of 112.66 feet, a central angle of 23 degrees 55 minutes 11 seconds and an arc length of 47.03 feet to a chiseled "X" in concrete set for corner at the end of said curve to the left, said "X" painted white; THENCE North 50 degrees 21 minutes 30 seconds East a distance of 2.00 feet to a point for corner at the beginning of a curve to the right; THENCE along said curve to the right whose chord bears South 38 degrees 13 minutes 06 seconds East a distance of 5.70 feet, having a radius of 114.66 feet, a central angle of 2 degrees 50 minutes 47 seconds and an arc length of 5.70 feet to a point for corner at the end of said curve to the right; THENCE North 53 degrees 12 minutes 17 seconds East a distance of 5.09 feet to a point for corner at the beginning of a curve to the left; THENCE along said curve to the left whose chord bears North 40 degrees 09 minutes 33 seconds West a distance of 14.06 feet, having a radius of 119.78 feet, a central angle of 6 degrees 43 minutes 39 seconds and an arc length of 14.06 feet to a chiseled "X" in concrete set for corner at the end of said curve to the left, said "X" painted white;

5 THENCE North 45 degrees 00 minutes 00 seconds East a distance of 25.51 feet to a 1/2 inch iron rod with yellow plastic cap stamped "RLG INC" set for corner; THENCE South 45 degrees 01 minute 04 seconds East a distance of 88.31 feet to a 1/2 inch iron rod with yellow plastic cap stamped "RLG INC" set for corner; THENCE South 45 degrees 00 minutes 00 seconds West a distance of 3.67 feet to a point for corner; THENCE South 07 degrees 19 minutes 08 seconds East a distance of 2.03 feet to a point for corner; THENCE North 78 degrees 31 minutes 09 seconds East a distance of 8.48 feet to a 1/2 inch iron rod with yellow plastic cap stamped "RLG INC" set for corner at the beginning of a curve to the right; THENCE along said curve to the right whose chord bears South 07 degrees 59 minutes 46 seconds East a distance of 21.41 feet, having a radius of 176.86 feet, a central angle of 6 degrees 56 minutes 30 seconds and an arc length of 21.43 feet to a point for corner at the end of said curve to the right; THENCE North 85 degrees 32 minutes 47 seconds East a distance of 19.49 feet to a 1/2 inch iron rod with yellow plastic cap stamped "RLG INC" set for corner at the beginning of a curve to the right; THENCE along said curve to the right whose chord bears South 00 degrees 10 minutes 30 seconds West a distance of 31.96 feet, having a radius of 198.94 feet, a central angle of 9 degrees 12 minutes 55 seconds and an arc length of 32.00 feet to a 1/2 inch iron rod with yellow plastic cap stamped "RLG INC" set for corner at the end of said curve to the right; THENCE South 45 degrees 00 minutes 00 seconds East a distance of 191.26 feet to a point for corner; THENCE South 45 degrees 00 minutes 00 seconds West a distance of 91.82 feet to a chiseled "X" in concrete set for corner, said "X" painted white; THENCE South 45 degrees 00 minutes 00 seconds East a distance of 29.33 feet to a chiseled "X" in concrete set for corner, said "X" painted white; THENCE South 45 degrees 00 minutes 00 seconds West a distance of 36.85 feet to a chiseled "X" in concrete set for corner, said "X" painted white; THENCE North 45 degrees 00 minutes 00 seconds West a distance of 46.83 feet to a chiseled "X" in concrete set for corner, said "X" painted white;

6 THENCE South 45 degrees 00 minutes 00 seconds West a distance of 56.31 feet to a point for corner; THENCE South 34 degrees 38 minutes 35 seconds East a distance of 7.79 feet to a chiseled "X" in concrete set for corner at the beginning of a curve to the right, said "X" painted white; THENCE along said curve to the right whose chord bears South 55 degrees 16 minutes 01 second West a distance of 0.61 feet, having a radius of 336.75 feet, a central angle of 0 degrees 06 minutes 12 seconds and an arc length of 0.61 feet to a point for corner at the end of said curve to the right; THENCE South 34 degrees 52 minutes 57 seconds East a distance of 58.43 feet to a point for corner; THENCE South 05 degrees 13 minutes 28 seconds West a distance of 9.86 feet to a 1/2 inch iron rod set for corner, said rod being in the northwesterly line of Crutcher Street (53 foot right-of- way); THENCE South 45 degrees 00 minutes 06 seconds West along the northwesterly line of said Crutcher Street a distance of 122.22 feet to a 1/2 inch iron rod set for corner at the beginning of a curve to the left; THENCE departing the northwesterly line of said Crutcher Street and along said curve to the left whose chord bears South 84 degrees 10 minutes 42 seconds West a distance of 201.74 feet, having a radius of 1861.77 feet, a central angle of 6 degrees 12 minutes 42 seconds and an arc length of 201.84 feet to a 1/2 inch iron rod set for corner at the end of said curve to the left, said rod being in the northeasterly line of said Hall Street; THENCE North 44 degrees 29 minutes 29 seconds West along the northeasterly line of said Hall Street a distance of 42.22 feet to a point for corner; THENCE North 45 degrees 30 minutes 31 seconds East departing the northeasterly line of said Hall Street a distance of 1.50 feet to a 1/2 inch iron rod set for corner; THENCE North 44 degrees 29 minutes 28 seconds West a distance of 173.18 feet to a 1/2 inch iron rod set for corner; THENCE North 32 degrees 24 minutes 37 seconds East a distance of 14.84 feet to a point for corner; THENCE North 34 degrees 16 minutes 26 seconds East a distance of 47.10 feet to a chiseled "X" in concrete set for corner, said "X" painted green; THENCE North 32 degrees 24 minutes 37 seconds East a distance of 23.74 feet to a chiseled "X" in concrete set for corner at the beginning of a curve to the right, said "X" painted green;

7 THENCE along said curve to the right whose chord bears North 45 degrees 10 minutes 52 seconds East a distance of 50.40 feet, having a radius of 174.88 feet, a central angle of 16 degrees 34 minutes 13 seconds and an arc length of 50.58 feet to a chiseled "X" in concrete set for corner at the end of said curve to the right and the beginning of a curve to the left, said "X" painted green; THENCE along said curve to the left whose chord bears North 41 degrees 29 minutes 53 seconds East a distance of 40.10 feet, having a radius of 90.74 feet, a central angle of 25 degrees 31 minutes 56 seconds and an arc length of 40.43 feet to a chiseled "X" in concrete set for corner at the end of said curve to the left, said "X" painted green; THENCE North 28 degrees 43 minutes 59 seconds East a distance of 59.47 feet to a point for corner at the beginning of a curve to the left; THENCE along said curve to the left whose chord bears North 04 degrees 31 minutes 36 seconds West a distance of 17.04 feet, having a radius of 15.21 feet, a central angle of 68 degrees 08 minutes 29 seconds and an arc length of 18.09 feet to the POINT OF BEGINNING, containing 150,354 square feet or 3.4517 acres, more or less. SAVE AND EXCEPT: Exhibit A - Tract 1 as conveyed to the City of Dallas by Warranty Deed filed 04/15/2014, recorded in cc# 201400091381, Real Property Records, Dallas County, Texas. PARCEL 2: (Easement): Non-exclusive access easement and non-exclusive interior access easement created in the Maintenance, Operation, and Easement Agreement dated July 30, 2004, between Baylor Health Care System and HRT Properties of Texas, Ltd., filed for record August 06, 2004, and recorded in Volume 2004151, Page 4607, Real Property Records, Dallas County, Texas, as amended by First Amendment to Maintenance, Operation and Easement Agreement, filed 02/09/2006, recorded in cc# 200600047697 Real Property Records, Dallas County, Texas, and as affected by the Confirmation of Removal or Relocation for Maintenance, Operation and Easement Agreement among Baylor Health Care System, BCC Cancer Center Venture, L.P., and HRT Properties of Texas, Ltd., filed for record April 24, 2009, and recorded in cc# 2009-00117281, Real Property Records, Dallas County, Texas, and the Second Declaration of Removal filed April 15, 2014, recorded in cc# 201400091380, Real Property Records, Dallas County, Texas. PARCEL 3: (Easement): Non-exclusive easements contained in that certain Maintenance and Operating Agreement between Baylor Health Care System and BCC Cancer Center Venture, L.P., filed for record April 24, 2009, and recorded in cc# 2009-00117285, Real Property Records, Dallas County, Texas, as amended by instrument filed April 15, 2014, recorded in cc# 201400091374, Real Property Records, Dallas County, Texas. PARCEL 4: (Easement): Non-exclusive access easement and non-exclusive interior access easement created in that Maintenance, Operation and Easement Agreement executed between Baylor Health Care System

8 and Duke Realty Limited Partnership, dated March 28, 2008, filed for record on March 05, 2009, and recorded in cc# 200900064698, Real Property Records, Dallas County, Texas, as affected by the Confirmation of Removal or Relocation for Maintenance, Operation and Easement Agreement executed among Baylor Health Care System, Duke Realty Limited Partnership, and BCC Cancer Center Venture, L.P., filed for record on April 24, 2009, and recorded in cc# 2009-00117684, Real Property Records, Dallas County, Texas, as affected by instrument filed April 15, 2014, recorded in cc# 201400091377, Real Property Records, Dallas County, Texas. PARCEL 5: (Easement): Non-exclusive easement for parking and non-exclusive easement for ingress and egress for a term co-terminus with the leasehold estate described as PARCEL 1 granted in that Parking Facilities Agreement and that Memorandum of Parking Facilities Agreement, executed by Baylor Health Care System and BCC Cancer Center Venture, L.P., both documents dated April 23, 2009, said Memorandum filed for record April 24, 2009, and recorded in cc# 2009- 00117286, Real Property Records, Dallas County, Texas, as affected by instrument filed April 15, 2014, recorded in cc# 201400091375, Real Property Records, Dallas County, Texas. PARCEL 6: (Easement): Non-exclusive easement for underground facilities created by Easement For Underground Facilities, executed by Baylor Health Care System, a Texas nonprofit corporation, to BCC Cancer Center Venture, L.P., filed 12/13/2010, recorded in cc# 201000316055, Real Property Records, Dallas County, Texas.

SCHEDULE 2 TO ASSIGNMENT AND ASSUMPTION OF LEASES LIST OF LEASES 1. Space Lease dated April 23, 2009 by and between BCC Cancer Center Venture, L.P., a Delaware limited partnership and Baylor Health Care System, a Texas non-profit corporation. a. First Amendment to Space Lease dated October 25, 2011. b. Second Amendment to Space Lease dated March 18, 2014. c. Sublease Agreement dated August ___, 2013 by and between Baylor Health Care System, a Texas non-profit corporation and Baylor Research Institute, a Texas non-profit corporation. 2. Office Lease dated April 8, 2011 by and between BCC Cancer Center Venture, L.P., a Delaware limited partnership and US Oncology, Inc., a Delaware corporation for Suite 160. 3. Office Lease dated April 8, 2011 by and between BCC Cancer Center Venture, L.P., a Delaware limited partnership and US Oncology, Inc., a Delaware corporation for 154,927 square feet on floor 1 and floor 3 of the Property. a. First Amendment to Office Lease dated July 7, 2011. b. Letter Agreement dated July 7, 2011 regarding access to the Isolated Space, as defined therein. c. Sublease dated August ___, 2013 by and between US Oncology, Inc., a Delaware corporation and Baylor University Medical Center, a Texas nonprofit corporation.

EXHIBIT C EXISTING ENVIRONMENTAL REPORTS 1. Environmental Site Assessment prepared by Rone Engineering Services, Ltd. ("Rone") dated November 2007 bearing Rone Project No. 07-13655 2. Draft Report of Environmental Site Assessment prepared by AMEC Earth & Environmental, Inc. dated November 2008 bearing AMEC Project No. 7-6982-0011. 3. Phase 2 Subsurface Investigation prepared by Rone dated January 2009 bearing Rone Project No. 08-14934 4. Evaluation of Environmental Conditions at Baylor Site prepared by AMEC Geomatrix, Inc. ("AMEC") dated February 13, 2009. 5. Undated Soil Management Plan prepared by AMEC for Proposed The Baylor Charles A. Sammons Cancer Center Parking Structure. 6. Site Overview prepared by AMEC dated March 4, 2009 bearing Project No. A00071.000.0. 7. Texas Commission on Environmental Quality ("TCEQ") Core Data Form executed April 6, 2009 8. One Page TCEQ Voluntary Cleanup Program Agreement stamped Received by TCEQ on April 14, 2009, bearing the markings of "dlc 8:45 am". 9. VCP Application to TCEQ bearing Project number 34452 stamped Received by TCEQ on April 14, 2009. 10. VCP Acceptance letter from TCEQ dated April 14, 2009. 11. VCP Meeting Minutes dated April 17, 2009. 12. Response Action Completion Report prepared by AMEC dated October 2009 bearing VCP No. 2259 and Project No. A00071.000. 13. Affected Property Assessment Report prepared by AMEC dated October 2009 bearing VCP No. 2259 and Project No. A00071.000. 14. Response to Comments prepared by AMEC dated January 12, 2010 bearing Project No. A00071.000.0. 15. VCP Final Certificate of Completion from TCEQ executed August 5, 2010.

2 EXHIBIT D EXCEPTIONS TO SELLER'S REPRESENTATIONS AND WARRANTIES

EXHIBIT E JV333508/335195 Baylor Cancer Center CERTIFICATE OF NON-FOREIGN STATUS Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by The Northwestern Mutual Life Insurance Company ("Company"), the undersigned hereby certifies the following on behalf of Company: 1. The Company is a Wisconsin corporation and is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations); 2. The Company's U.S. employer identification number is 39-0509570; and 3. The Company's home office address is 720 East Wisconsin Avenue, Milwaukee, WI 53202. 4. The Northwestern Mutual Life Insurance Company is not a disregarded entity as defined in 26 C.F.R. section 1.1445-2(b)(2)(iii). The Company understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both. Under penalty of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief, it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Company.

2 Dated as of the ____ day of __________________, 20__. COMPANY: THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation By: Northwestern Mutual Investment Management Company, LLC, a Delaware limited liability company, its wholly-owned affiliate By: Name: Its: Managing Director

JV333508/335195 Baylor Cancer Center EXHIBIT F THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY NORTHWESTERN MUTUAL INVESTMENT MANAGEMENT COMPANY, LLC CERTIFICATE OF ASSISTANT SECRETARY The undersigned, as Assistant Secretary of The Northwestern Mutual Life Insurance Company, a Wisconsin corporation (“Northwestern Mutual”), and of Northwestern Mutual Investment Management Company, LLC, a Delaware limited liability company (the “Manager”), whose sole member is Northwestern Mutual, hereby certifies to you as follows: 1. Section 2.6 of the By-Laws of Northwestern Mutual grants to the Finance Committee of Northwestern Mutual the power and authority to exercise all of the powers of the Board of Trustees of Northwestern Mutual in regard to the assets and investments of Northwestern Mutual including, without limitation, “the power directly or by delegation to do all such acts and things as it may deem necessary and proper to (i) establish [Northwestern Mutual's] financial and investment policy, (ii) invest, reinvest, manage, select, sell and otherwise dispose of [Northwestern Mutual's] assets...” 2. By resolutions adopted on October 13, 2014, the Finance Committee of Northwestern Mutual approved execution of, and Northwestern Mutual is currently party to, an Investment Management Agreement dated January 1, 2015 between, inter alia, Northwestern Mutual, The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account, and the Manager (the “Investment Management Agreement”), pursuant to which the Manager supervises, manages and directs the investments in Northwestern Mutual’s investment portfolio in accordance with the written investment objectives, policies and restrictions of Northwestern Mutual provided to the Manager, and is duly appointed “as the true and lawful attorney of Northwestern Mutual for and in the name, place and stead of Northwestern Mutual, in the Manager's unrestricted discretion … to do and perform all and every act and thing whatsoever requisite in furtherance of this Agreement, including the execution of all documents related to the purchase or sale, origination, owning, holding, financing, pledging, mortgaging, managing, servicing, operation, maintenance, improvement, development, re-development, rehabilitation, lease, exchange, assignment, transfer, management and ownership” of Northwestern Mutual’s invested assets. 3. By resolutions adopted on January 24, 2017, the Finance Committee of Northwestern Mutual approved an Investment Policy Statement for Northwestern Mutual (the “NML IPS”) pursuant to which from time to time “the Chief Investment Officer of [Northwestern Mutual] may delegate certain of his or her investment authority to the Manager as the CIO may deem appropriate…and…the Manager may further sub-delegate their respective investment authority as may deem appropriate”.

2 4. Pursuant to the NML, IPS the CIO has delegated certain of his investment authority to the Vice President-Real Estate of the Manager and the Vice President -Real Estate of the Manager has further sub-delegated his authority and has authorized certain officers and employees of the Manager to execute and deliver any and all instruments, agreements and other documents in performance of the Manager’s duties under the NML IPS and the Investment Management Agreement. 5. Pursuant to the By-Laws, resolutions, NML IPS and agreements of Northwestern Mutual and Manager and delegations of the Vice President-Real Estate of the Manager referred to in this certificate, the sale of the property commonly known as The Baylor Charles A. Sammons Cancer Center, located in Dallas, Texas, and assigned Northwestern Mutual 's investment numbers JV-333508/335195 has been duly authorized and approved. 6. Philip Natkins is the Investment Manager of the Property and in such capacity has the authority to sign the closing statement for the sale of the Property. 7. Each of the persons named on attached Exhibit A hereto (by name and title) is on the date hereof the duly elected, qualified and acting incumbent of the office of the Manager set forth opposite such person’s name, the signature set forth opposite the name is the genuine signature of such person, and such person is duly authorized and empowered to execute all instruments, agreements and other documents on behalf of the Manager in its capacity as the manager under the Investment Management Agreement and as authorized pursuant to the NML IPS. 8. The By-Laws, resolutions, agreements of Northwestern Mutual and Manager, the NML IPS and delegations of the CIO and the Vice President-Real Estate of the Manager referred to in this certificate have not been rescinded and remain in full force and effect as of the date hereof. IN WITNESS WHEREOF, I have hereunto affixed my name as Assistant Secretary of Northwestern Mutual and of the Manager, and caused this certificate to be delivered this _______ day of _______________, 2017. ________________________________ _________________, Assistant Secretary, The Northwestern Mutual Life Insurance Company and Northwestern Mutual Investment Management Company, LLC

3 STATE OF WISCONSIN ) ) ss. COUNTY OF MILWAUKEE ) Before me, a Notary Public in and for said County, personally appeared _________________________, as Assistant Secretary of The Northwestern Mutual Life Insurance Company, a Wisconsin corporation, and as Assistant Secretary of Northwestern Mutual Investment Management Company, LLC, a Delaware limited liability company, and that by authority duly given and as the act of such entities, executed the foregoing instrument. WITNESS my hand and official seal this _______ day of _______________, ________. ___________________________________ ___________________________ Notary Public, State of Wisconsin My commission Expires: ____________

4 EXHIBIT A TO CERTIFICATE OF ASSISTANT SECRETARY Thomas D. Zale Vice President-Real Estate of ________________________ Manager Michael P. Cusick Managing Director-Real Estate ________________________ of Manager Paul J. Hanson Managing Director-Real Estate ________________________ of Manager Joseph Miller Managing Director-Real Estate ________________________ of Manager Donna L. Lemanczyk Managing Director-Real Estate ________________________ of Manager Christina M. Misiti-Eskritt Managing Director-Real Estate ________________________ of Manager Daniel C. Knuth Director- Real Estate of Manager ________________________ Walter N. Smith Director- Real Estate of Manager ________________________

EXHIBIT G JV333508/335195 Baylor Cancer Center BILL OF SALE BCC CANCER CENTER VENTURE, L.P., a Delaware limited partnership, with its principal office located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 ("Seller"), in consideration of the sum of Ten and no/100 Dollars ($10.00) and other good and valuable consideration, to it in hand paid by DOC-3410 WORTH ST. MOB, LLC, a Wisconsin limited liability company ("Buyer"), the receipt and sufficiency of which is hereby acknowledged, sells to Buyer its interest in the name "The Baylor Charles A. Sammons Cancer Center" as it relates to the operation of the Property and the personal property described on Schedule 1 attached hereto which is located on the land described on Schedule 2 attached hereto. SELLER MAKES NO WARRANTIES OR REPRESENTATIONS WHATSOEVER, INCLUDING WITHOUT LIMITATION, WARRANTIES OF CONDITION, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE. IN WITNESS WHEREOF, Seller has executed this instrument as of June _____, 2017 to be effective as of the Closing Date. All capitalized terms used, but not defined herein, shall have the meanings ascribed to them in that certain Real Estate Purchase and Sale Agreement with an Effective Date of June _____, 2017 between Seller and Buyer. BCC CANCER CENTER VENTURE, L.P., a Delaware limited partnership By: NM Cancer Center GP, LLC, a Delaware limited liability company, its general partner By: NM Imperial, LLC, a Delaware limited liability company, its sole owner By: NML Real Estate Holdings, LLC, a Wisconsin limited liability company By: The Northwestern Mutual Life Insurance Company, a Wisconsin corporation By: Northwestern Mutual Investment Management Company, LLC, a Delaware limited liability company, its wholly-owned affiliate By: Name: Its:

SCHEDULE 1
TO
BILL OF SALE

PERSONAL PROPERTY

BCC Management Office (PPT)					
File Listing Report					
Book = Tax					
FYE Month = December					
Sys No	**Description**	**Location**	**PT**	**Depr Meth**	**Acquired Value**
000012	Tool Box				
	000	3410 Worth St.	P	MF200	$ 300.00
000014	Hand Tools				
	000	3410 Worth St.	P	MF200	1,600.00
000015	Ladders				
	000	3410 Worth St.	P	MF200	450.00
000017	Power Washer				
	000	3410 Worth St.	P	MF200	250.00
000001	Conference Tables (2)				
	000	3410 Worth St.	P	MF200	1,500.00
000002	Chairs (15)				
	000	3410 Worth St.	P	MF200	1,500.00
000003	Desks (7)				
	000	3410 Worth St.	P	MF200	4,560.00
000010	Phones (3)				
	000	3410 Worth St.	P	MF200	375.00
000013	Book Shelves (2)				
	000	3410 Worth St.	P	MF200	300.00
000016	Refrigerator				
	000	3410 Worth St.	P	MF200	150.00
000018	Light Bulb Cart				
	000	3410 Worth St.	P	MF200	350.00
000019	Black Glass Erasable Board				
	000	3410 Worth St.	P	MF200	500.00

6

000004	Computer, Monitor, Keyboard								
	000		3410 Worth St.		P	MF200		1,000.00	
000005	Computer, Monitor, Keyboard								
	000		3410 Worth St.		P	MF200		1,000.00	
000006	Computer, Monitor, Keyboard								
	000		3410 Worth St.		P	MF200		1,000.00	
000007	Computer, Monitor, Keyboard								
	000		3410 Worth St.		P	MF200		1,000.00	
000008	Computer, Monitor, Keyboard								
	000		3410 Worth St.		P	MF200		1,000.00	
000009	Computer, Monitor, Keyboard								
	000		3410 Worth St.		P	MF200		1,000.00	
000011	Printers (3)								
	000		3410 Worth St.		P	MF200		375.00	
						Grand Total		$ 18,210.00	
						Count = 19			

7

SCHEDULE 2 TO BILL OF SALE LEGAL DESCRIPTION PARCEL 1: (Leasehold): Being a tract or parcel of land situated in the John Grigsby Survey, Abstract Number 495, City of Dallas, Dallas County, Texas, and being part of Lot 1, Block A/840, BUMC CC Addition, an Addition to the City of Dallas, according to the plat recorded in Document No. 200900003566, Real Property Records, Dallas County, Texas, and being more particularly described as follows: COMMENCING at a point for corner at the intersection of the southeasterly line of Worth Street (53 foot right-of-way) and the cut-off line between said southeasterly line and the northeasterly line of Hall Street (95 foot right-of-way at this point), said point being the most northerly west corner of said Lot 1; THENCE North 44 degrees 59 minutes 31 seconds East along the southeasterly line of said Worth Street a distance of 228.54 feet to a point for corner; THENCE South 45 degrees 00 minutes 29 seconds East departing the southeasterly line of said Worth Street a distance of 3.07 feet to a point for corner, said point being the POINT OF BEGINNING; THENCE South 69 degrees 56 minutes 36 seconds East a distance of 34.91 feet to a chiseled "X" in concrete set for corner at the beginning of a curve to the left, said "X" painted green; THENCE along said curve to the left whose chord bears South 73 degrees 45 minutes 20 seconds East a distance of 30.93 feet, having a radius of 100.35 feet, a central angle of 17 degrees 43 minutes 51 seconds and an arc length of 31.05 feet to a point for corner at the end of said curve to the left and the beginning of a curve to the left; THENCE along said curve to the left whose chord bears North 66 degrees 39 minutes 11 seconds East a distance of 36.16 feet, having a radius of 175.58 feet, a central angle of 11 degrees 49 minutes 18 seconds and an arc length of 36.23 feet to a 1/2 inch iron rod with yellow plastic cap stamped "RLG INC" set for corner at the end of said curve to the left; THENCE North 29 degrees 15 minutes 29 seconds West a distance of 23.91 feet to a 1/2 inch iron rod with yellow plastic cap stamped "RLG INC" set for corner at the beginning of a curve to the left; THENCE along said curve to the left whose chord bears North 46 degrees 02 minutes 01 second East a distance of 77.02 feet, having a radius of 151.67 feet, a central angle of 29 degrees 25 minutes 03 seconds and an arc length of 77.87 feet to a chiseled "X" in concrete set for corner at the end of said curve to the left, said "X" painted white;

9 THENCE South 58 degrees 40 minutes 30 seconds East a distance of 31.35 feet to a chiseled "X" in concrete set for corner at the beginning of a curve to the left, said "X" painted white; THENCE along said curve to the left whose chord bears North 20 degrees 31 minutes 19 seconds East a distance of 68.61 feet, having a radius of 183.02 feet, a central angle of 21 degrees 36 minutes 25 seconds and an arc length of 69.02 feet to a chiseled "X" in concrete set for corner at the end of said curve to the left and the beginning of a curve to the left, said "X" painted white; THENCE along said curve to the left whose chord bears North 17 degrees 53 minutes 26 seconds West a distance of 2.87 feet, having a radius of 119.50 feet, a central angle of 1 degree 22 minutes 37 seconds and an arc length of 2.87 feet to a point for corner at the end of said curve to the left; THENCE South 71 degrees 06 minutes 48 seconds West a distance of 4.84 feet to a point for corner at the beginning of a curve to the right; THENCE along said curve to the right whose chord bears South 17 degrees 08 minutes 39 seconds East a distance of 5.69 feet, having a radius of 114.66 feet, a central angle of 2 degrees 50 minutes 39 seconds and an arc length of 5.69 feet to a point for corner at the end of said curve to the right; THENCE South 74 degrees 16 minutes 41 seconds West a distance of 2.00 feet to a chiseled "X" in concrete set for corner at the beginning of a curve to the left, said "X" painted white; THENCE along said curve to the left whose chord bears North 27 degrees 40 minutes 54 seconds West a distance of 46.69 feet, having a radius of 112.66 feet, a central angle of 23 degrees 55 minutes 11 seconds and an arc length of 47.03 feet to a chiseled "X" in concrete set for corner at the end of said curve to the left, said "X" painted white; THENCE North 50 degrees 21 minutes 30 seconds East a distance of 2.00 feet to a point for corner at the beginning of a curve to the right; THENCE along said curve to the right whose chord bears South 38 degrees 13 minutes 06 seconds East a distance of 5.70 feet, having a radius of 114.66 feet, a central angle of 2 degrees 50 minutes 47 seconds and an arc length of 5.70 feet to a point for corner at the end of said curve to the right; THENCE North 53 degrees 12 minutes 17 seconds East a distance of 5.09 feet to a point for corner at the beginning of a curve to the left; THENCE along said curve to the left whose chord bears North 40 degrees 09 minutes 33 seconds West a distance of 14.06 feet, having a radius of 119.78 feet, a central angle of 6 degrees 43 minutes 39 seconds and an arc length of 14.06 feet to a chiseled "X" in concrete set for corner at the end of said curve to the left, said "X" painted white;

10 THENCE North 45 degrees 00 minutes 00 seconds East a distance of 25.51 feet to a 1/2 inch iron rod with yellow plastic cap stamped "RLG INC" set for corner; THENCE South 45 degrees 01 minute 04 seconds East a distance of 88.31 feet to a 1/2 inch iron rod with yellow plastic cap stamped "RLG INC" set for corner; THENCE South 45 degrees 00 minutes 00 seconds West a distance of 3.67 feet to a point for corner; THENCE South 07 degrees 19 minutes 08 seconds East a distance of 2.03 feet to a point for corner; THENCE North 78 degrees 31 minutes 09 seconds East a distance of 8.48 feet to a 1/2 inch iron rod with yellow plastic cap stamped "RLG INC" set for corner at the beginning of a curve to the right; THENCE along said curve to the right whose chord bears South 07 degrees 59 minutes 46 seconds East a distance of 21.41 feet, having a radius of 176.86 feet, a central angle of 6 degrees 56 minutes 30 seconds and an arc length of 21.43 feet to a point for corner at the end of said curve to the right; THENCE North 85 degrees 32 minutes 47 seconds East a distance of 19.49 feet to a 1/2 inch iron rod with yellow plastic cap stamped "RLG INC" set for corner at the beginning of a curve to the right; THENCE along said curve to the right whose chord bears South 00 degrees 10 minutes 30 seconds West a distance of 31.96 feet, having a radius of 198.94 feet, a central angle of 9 degrees 12 minutes 55 seconds and an arc length of 32.00 feet to a 1/2 inch iron rod with yellow plastic cap stamped "RLG INC" set for corner at the end of said curve to the right; THENCE South 45 degrees 00 minutes 00 seconds East a distance of 191.26 feet to a point for corner; THENCE South 45 degrees 00 minutes 00 seconds West a distance of 91.82 feet to a chiseled "X" in concrete set for corner, said "X" painted white; THENCE South 45 degrees 00 minutes 00 seconds East a distance of 29.33 feet to a chiseled "X" in concrete set for corner, said "X" painted white; THENCE South 45 degrees 00 minutes 00 seconds West a distance of 36.85 feet to a chiseled "X" in concrete set for corner, said "X" painted white; THENCE North 45 degrees 00 minutes 00 seconds West a distance of 46.83 feet to a chiseled "X" in concrete set for corner, said "X" painted white;

11 THENCE South 45 degrees 00 minutes 00 seconds West a distance of 56.31 feet to a point for corner; THENCE South 34 degrees 38 minutes 35 seconds East a distance of 7.79 feet to a chiseled "X" in concrete set for corner at the beginning of a curve to the right, said "X" painted white; THENCE along said curve to the right whose chord bears South 55 degrees 16 minutes 01 second West a distance of 0.61 feet, having a radius of 336.75 feet, a central angle of 0 degrees 06 minutes 12 seconds and an arc length of 0.61 feet to a point for corner at the end of said curve to the right; THENCE South 34 degrees 52 minutes 57 seconds East a distance of 58.43 feet to a point for corner; THENCE South 05 degrees 13 minutes 28 seconds West a distance of 9.86 feet to a 1/2 inch iron rod set for corner, said rod being in the northwesterly line of Crutcher Street (53 foot right-of- way); THENCE South 45 degrees 00 minutes 06 seconds West along the northwesterly line of said Crutcher Street a distance of 122.22 feet to a 1/2 inch iron rod set for corner at the beginning of a curve to the left; THENCE departing the northwesterly line of said Crutcher Street and along said curve to the left whose chord bears South 84 degrees 10 minutes 42 seconds West a distance of 201.74 feet, having a radius of 1861.77 feet, a central angle of 6 degrees 12 minutes 42 seconds and an arc length of 201.84 feet to a 1/2 inch iron rod set for corner at the end of said curve to the left, said rod being in the northeasterly line of said Hall Street; THENCE North 44 degrees 29 minutes 29 seconds West along the northeasterly line of said Hall Street a distance of 42.22 feet to a point for corner; THENCE North 45 degrees 30 minutes 31 seconds East departing the northeasterly line of said Hall Street a distance of 1.50 feet to a 1/2 inch iron rod set for corner; THENCE North 44 degrees 29 minutes 28 seconds West a distance of 173.18 feet to a 1/2 inch iron rod set for corner; THENCE North 32 degrees 24 minutes 37 seconds East a distance of 14.84 feet to a point for corner; THENCE North 34 degrees 16 minutes 26 seconds East a distance of 47.10 feet to a chiseled "X" in concrete set for corner, said "X" painted green; THENCE North 32 degrees 24 minutes 37 seconds East a distance of 23.74 feet to a chiseled "X" in concrete set for corner at the beginning of a curve to the right, said "X" painted green;

12 THENCE along said curve to the right whose chord bears North 45 degrees 10 minutes 52 seconds East a distance of 50.40 feet, having a radius of 174.88 feet, a central angle of 16 degrees 34 minutes 13 seconds and an arc length of 50.58 feet to a chiseled "X" in concrete set for corner at the end of said curve to the right and the beginning of a curve to the left, said "X" painted green; THENCE along said curve to the left whose chord bears North 41 degrees 29 minutes 53 seconds East a distance of 40.10 feet, having a radius of 90.74 feet, a central angle of 25 degrees 31 minutes 56 seconds and an arc length of 40.43 feet to a chiseled "X" in concrete set for corner at the end of said curve to the left, said "X" painted green; THENCE North 28 degrees 43 minutes 59 seconds East a distance of 59.47 feet to a point for corner at the beginning of a curve to the left; THENCE along said curve to the left whose chord bears North 04 degrees 31 minutes 36 seconds West a distance of 17.04 feet, having a radius of 15.21 feet, a central angle of 68 degrees 08 minutes 29 seconds and an arc length of 18.09 feet to the POINT OF BEGINNING, containing 150,354 square feet or 3.4517 acres, more or less. SAVE AND EXCEPT: Exhibit A - Tract 1 as conveyed to the City of Dallas by Warranty Deed filed 04/15/2014, recorded in cc# 201400091381, Real Property Records, Dallas County, Texas. PARCEL 2: (Easement): Non-exclusive access easement and non-exclusive interior access easement created in the Maintenance, Operation, and Easement Agreement dated July 30, 2004, between Baylor Health Care System and HRT Properties of Texas, Ltd., filed for record August 06, 2004, and recorded in Volume 2004151, Page 4607, Real Property Records, Dallas County, Texas, as amended by First Amendment to Maintenance, Operation and Easement Agreement, filed 02/09/2006, recorded in cc# 200600047697 Real Property Records, Dallas County, Texas, and as affected by the Confirmation of Removal or Relocation for Maintenance, Operation and Easement Agreement among Baylor Health Care System, BCC Cancer Center Venture, L.P., and HRT Properties of Texas, Ltd., filed for record April 24, 2009, and recorded in cc# 2009-00117281, Real Property Records, Dallas County, Texas, and the Second Declaration of Removal filed April 15, 2014, recorded in cc# 201400091380, Real Property Records, Dallas County, Texas. PARCEL 3: (Easement): Non-exclusive easements contained in that certain Maintenance and Operating Agreement between Baylor Health Care System and BCC Cancer Center Venture, L.P., filed for record April 24, 2009, and recorded in cc# 2009-00117285, Real Property Records, Dallas County, Texas, as amended by instrument filed April 15, 2014, recorded in cc# 201400091374, Real Property Records, Dallas County, Texas. PARCEL 4: (Easement): Non-exclusive access easement and non-exclusive interior access easement created in that Maintenance, Operation and Easement Agreement executed between Baylor Health Care System

13 and Duke Realty Limited Partnership, dated March 28, 2008, filed for record on March 05, 2009, and recorded in cc# 200900064698, Real Property Records, Dallas County, Texas, as affected by the Confirmation of Removal or Relocation for Maintenance, Operation and Easement Agreement executed among Baylor Health Care System, Duke Realty Limited Partnership, and BCC Cancer Center Venture, L.P., filed for record on April 24, 2009, and recorded in cc# 2009-00117684, Real Property Records, Dallas County, Texas, as affected by instrument filed April 15, 2014, recorded in cc# 201400091377, Real Property Records, Dallas County, Texas. PARCEL 5: (Easement): Non-exclusive easement for parking and non-exclusive easement for ingress and egress for a term co-terminus with the leasehold estate described as PARCEL 1 granted in that Parking Facilities Agreement and that Memorandum of Parking Facilities Agreement, executed by Baylor Health Care System and BCC Cancer Center Venture, L.P., both documents dated April 23, 2009, said Memorandum filed for record April 24, 2009, and recorded in cc# 2009- 00117286, Real Property Records, Dallas County, Texas, as affected by instrument filed April 15, 2014, recorded in cc# 201400091375, Real Property Records, Dallas County, Texas. PARCEL 6: (Easement): Non-exclusive easement for underground facilities created by Easement For Underground Facilities, executed by Baylor Health Care System, a Texas nonprofit corporation, to BCC Cancer Center Venture, L.P., filed 12/13/2010, recorded in cc# 201000316055, Real Property Records, Dallas County, Texas.

EXHIBIT H JV333508/335195 Baylor Cancer Center SELLER'S CERTIFICATE THIS CERTIFICATE (this "Certificate") is made as of this ______ day of ___________, 2017, to be effective as of the Closing Date, by BCC CANCER CENTER VENTURE, L.P. ("Seller"), in favor of DOC-3410 WORTH ST. MOB, LLC, a Wisconsin limited liability company ("Buyer"). RECITALS: Seller and Buyer entered into that certain Real Estate Purchase and Sale Agreement (the "Agreement") with an Effective Date of June __, 2017, with respect to the purchase and sale of property commonly known as The Baylor Charles A. Sammons Cancer Center, located at 3410 Worth Street, in the City of Dallas, County of Dallas, State of Texas, described therein, and the Agreement provides that all of the representations and warranties and covenants of Seller in the Agreement shall be reaffirmed by Seller at Closing. Therefore, Seller hereby certifies to Buyer as follows: 1. As of the date hereof, all of Seller's representations and warranties set forth in the Agreement, including, but not limited to, those set forth in Section 3.1 of the Agreement, were true, correct, and complete on the date of the Agreement, and remain materially true, correct, and complete on the date hereof, without exception or {except as set forth on Exhibit A attached hereto}. 2. All capitalized terms used in this Certificate without separate definition shall have the same meanings assigned to them in the Agreement.

2 IN WITNESS WHEREOF, this Certificate has been executed by the duly authorized representative of Seller the day and year first above written. SELLER: BCC CANCER CENTER VENTURE, L.P., a Delaware limited partnership By: NM Cancer Center GP, LLC, a Delaware limited liability company, its general partner By: NM Imperial, LLC, a Delaware limited liability company, its sole owner By: NML Real Estate Holdings, LLC, a Wisconsin limited liability company By: The Northwestern Mutual Life Insurance Company, a Wisconsin corporation By: Northwestern Mutual Investment Management Company, LLC, a Delaware limited liability company, its wholly-owned affiliate By: Name: Its: APPROVED BY: By: Name: Philip Natkins Title: Investment Manager

EXHIBIT I JV333508/335195 Baylor Cancer Center BUYER'S CERTIFICATE THIS CERTIFICATE (this "Certificate") is made as of this ______ day of June, 2017, to be effective as of the Closing Date, by DOC-3410 WORTH ST. MOB, LLC, a Wisconsin limited liability company ("Buyer"), in favor of BCC CANCER CENTER VENTURE, L.P. ("Seller"). RECITALS Seller and Buyer entered into that certain Real Estate Purchase and Sale Agreement (the "Agreement") with an Effective Date of June ___, 2017, with respect to the purchase and sale of property commonly known as The Baylor Charles A. Sammons Cancer Center, located at 3410 Worth Street, in the City of Dallas, County of Dallas, State of Texas, described therein. The Agreement provides that all of the representations and warranties of Buyer in the Agreement shall be reaffirmed by Buyer at Closing. Therefore, Buyer hereby certifies to Seller as follows: 1. Buyer hereby reaffirms, as of the date hereof, that all of Buyer's representations, and warranties set forth in the Agreement, including, but not limited to, those set forth in Section 3.3 of the Agreement, were true, correct, and complete on the date of the Agreement, and remain true, correct, and complete on the date hereof, without exception or {except as set forth on Exhibit A attached hereto}; and 2. All capitalized terms used in this Certificate without separate definition shall have the same meanings assigned to them in the Agreement. 3. Buyer hereby affirms as of the date hereof, that Buyer has not prepared, nor had prepared on its behalf, any environmental reports on or concerning the Property. IN WITNESS WHEREOF, this Certificate has been executed by the duly authorized representative of Buyer the day and year first above written. BUYER: DOC-3410 WORTH ST. MOB, LLC, a Wisconsin limited liability company By: Physicians Realty L.P., its Manager By: Physicians Realty Trust, its General Partner By:___________________________________ John T. Thomas, President & CEO

EXHIBIT J RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO Pam Sullivan First American Title Company National Commercial Services 30 N. LaSalle St., Suite 2700 Chicago, Illinois 60602 ______________________________________________________________________________ ASSIGNMENT AND ASSUMPTION OF GROUND LEASE THIS ASSIGNMENT AND ASSUMPTION OF GROUND LEASE (the "Assignment") is made as of June ___, 2017, between BCC CANCER CENTER VENTURE, L.P., a Delaware limited partnership ("Assignor") and DOC-3410 Worth St. MOB, LLC, a Wisconsin limited liability company ("Assignee"). A. Assignor and Baylor Health Care System, a Texas non-profit corporation, entered into that certain Ground Lease dated as of April 23, 2009 (the "Ground Lease") which affects that certain real property located in Dallas, Texas, commonly known as 3410 Worth Street, and more particularly described in the Ground Lease (the "Property"). Capitalized terms used herein and not defined shall have the meanings given them in the Ground Lease. B. Assignor desires to assign to Assignee all of its interest under the Ground Lease and Assignee desires to accept the assignment thereof. NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows: 1. Assignor assigns to Assignee all of Assignor's right, title and interest in, to and under the Ground Lease and agrees to indemnify, defend and hold Assignee harmless from and against any and all losses, costs, claims, damages, liabilities and expenses, including, without limitation, reasonable attorneys' fees and expenses, arising out of or relating to events occurring prior to the date hereof and arising out of Assignor’s obligations under the Ground Lease. 2. Assignee hereby assumes all of Assignor's obligations under the Ground Lease first originating on or after the date of this Assignment and agrees to indemnify, defend and hold Assignor harmless from and against any and all losses, costs, claims, damages, liabilities and expenses, including, without limitation, reasonable attorneys' fees and expenses, arising out of or relating to events occurring on or after the date hereof and arising out of Assignee’s obligations as landlord under the Ground Lease. 3. In the event of any legal or equitable proceeding to enforce any of the terms or conditions of this Assignment, or any alleged disputes, breaches, defaults or misrepresentations in connection with any provision of this Assignment, the prevailing party in such proceeding shall be entitled to recover its reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and costs of defense paid or incurred in good faith. 4. This Assignment shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns. 5. If any provision of this Assignment as applied to either party or to any circumstance shall be adjudged by a court of competent jurisdiction to be void or unenforceable for any reason, the same shall in no way affect (to the maximum extent permissible by law) any other provision of this Assignment, the application of any such provision under circumstances different from those adjudicated by the court, or the validity or enforceability of this Assignment as a whole. 6. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signature pages may be detached from the counterparts and attached to a single copy of this Assignment to physically form one document. IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment as of the day and year first above written. ASSIGNOR: BCC CANCER CENTER VENTURE, L.P., a Delaware limited partnership By: NM Cancer Center GP, LLC, a Delaware limited liability company, its general partner By: NM Imperial, LLC, a Delaware limited liability company, its sole owner By: NML Real Estate Holdings, LLC, a Wisconsin limited liability company By: The Northwestern Mutual Life Insurance Company, a Wisconsin corporation By: Northwestern Mutual Investment Management Company, LLC, a Delaware limited liability company, its wholly-owned affiliate By: Name: Its:

STATE OF WISCONSIN ) ) SS. COUNTY OF MILWAUKEE ) On this _____ day of ________________, 2017, before me appeared ______________________________ who is personally to me known and known to me to be a _____________ of Northwestern Mutual Investment Management Company, LLC, and to be the same person who, as such officer, executed the foregoing instrument of writing in the name of said limited liability company and duly acknowledged the execution thereof as the free act and deed of said limited liability company as an authorized representative of The Northwestern Mutual Life Insurance Company as sole owner of NM Imperial, LLC, as sole owner of NM Cancer Center GP, LLC, as general partner of BCC CANCER CENTER VENTURE, L.P., a Delaware limited partnership. Notary Public, State of Wisconsin My Commission expires: ________

ASSIGNEE: DOC-3410 WORTH ST. MOB, LLC, a Wisconsin limited liability company By: Physicians Realty L.P., its Manager By: Physicians Realty Trust, its General Partner By:___________________________________ John T. Thomas, President & CEO STATE OF WISCONSIN ) COUNTY OF MILWAUKEE ) On __________________ before me, ______________________, personally appeared ____________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of Wisconsin that the foregoing paragraph is true and correct. WITNESS my hand and official seal. ____________________________________ Notary Public My Commission Expires:________________

THIS FORM TO BE MODIFIED IF THERE ARE LONG-TERM SERVICE CONTRACTS TO BE ASSIGNED. EXHIBIT K JV333508/335195 Baylor Cancer Center ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS AND OTHER OBLIGATIONS THIS ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS AND OTHER OBLIGATIONS (this "Assignment") is executed as of the _____ day of June, 2017, to be effective as of the Closing Date, by and between BCC CANCER CENTER VENTURE, L.P., a Delaware limited partnership ("Assignor"), and DOC-3410 WORTH ST. MOB, LLC, a Wisconsin limited liability company ("Assignee"). RECITALS A. Assignor, as Seller, and Assignee, as Buyer, entered into that certain Real Estate Purchase and Sale Agreement (the "Agreement") with an Effective Date of June ___, 2017, for the purchase and sale of the real estate commonly known as The Baylor Charles A. Sammons Cancer Center, which is legally described in Schedule 1 attached hereto and incorporated herein (the "Property"). B. In connection with the conveyance of the Property but subject to the provisions of the Agreement, Assignor desires to assign to Assignee all the service, maintenance and other contracts respecting the use, maintenance, development, sale, or operation of the Property or any portion thereof and all transferable guarantees and warranties for the Property and Assignee desires to accept said assignment and assume certain obligations of Assignor under said contracts upon the terms, covenants, and conditions set forth in this Assignment. C. All capitalized terms used in this Assignment without separate definition shall have the same meanings assigned to them in the Agreement. AGREEMENT NOW, THEREFORE, in consideration of the recitals set forth above, which are made a part of this Assignment, the mutual covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Assignment of Service Contracts. Assignor hereby assigns, conveys, transfers, and sets over unto Assignee all of Assignor's right, title, and interest in, to and under those certain service, maintenance, and other contracts and concessions respecting the use, maintenance, development, sale, or operation of the Property or any portion thereof, and all transferable guarantees and warranties for the Property, which are set forth on Schedule 2 attached hereto and incorporated herein, together with all amendments, extensions, renewals, and modifications thereto, to the extent assignable (collectively, the "Service Contracts"), together with all rights and privileges and subject to the covenants and conditions therein mentioned, including any warranties or guaranties with respect to any work performed pursuant to the Service Contracts, to have and to hold the same unto Assignee, its successors and assigns. 2. Assumption of Service Contracts. As of the Closing Date (as defined in the Agreement), Assignee accepts said assignment of the Service Contracts and, subject to the terms of the Agreement, assumes all of Assignor's obligations under the Service Contracts for the balance of the terms thereof following the Closing Date. 3. No Merger. This Assignment shall not merge with or limit or restrict any provision of the Agreement, and the provisions of the Agreement shall govern and control the rights and obligations of Assignor and Assignee with respect to all matters described therein, including, without limitation, representations and warranties, the apportionment of payment obligations and indemnification obligations. 4. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the Assignor and Assignee and each of their respective successors and assigns. 5. Counterparts. This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. (Signatures on Next Page)

IN WITNESS WHEREOF, the parties have executed this Assignment as of the day and year first above written. ASSIGNOR: BCC CANCER CENTER VENTURE, L.P., a Delaware limited partnership By: NM Cancer Center GP, LLC, a Delaware limited liability company, its general partner By: NM Imperial, LLC, a Delaware limited liability company, its sole owner By: NML Real Estate Holdings, LLC, a Wisconsin limited liability company By: The Northwestern Mutual Life Insurance Company, a Wisconsin corporation By: Northwestern Mutual Investment Management Company, LLC, a Delaware limited liability company, its wholly-owned affiliate By: Name: Its: ASSIGNEE: DOC-3410 Worth St. MOB, LLC, a Wisconsin limited liability company By: Physicians Realty L.P., its Manager By: Physicians Realty Trust, its General Partner By:___________________________________ John T. Thomas, President & CEO

SCHEDULE 1 TO ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS AND OTHER OBLIGATIONS LEGAL DESCRIPTION PARCEL 1: (Leasehold): Being a tract or parcel of land situated in the John Grigsby Survey, Abstract Number 495, City of Dallas, Dallas County, Texas, and being part of Lot 1, Block A/840, BUMC CC Addition, an Addition to the City of Dallas, according to the plat recorded in Document No. 200900003566, Real Property Records, Dallas County, Texas, and being more particularly described as follows: COMMENCING at a point for corner at the intersection of the southeasterly line of Worth Street (53 foot right-of-way) and the cut-off line between said southeasterly line and the northeasterly line of Hall Street (95 foot right-of-way at this point), said point being the most northerly west corner of said Lot 1; THENCE North 44 degrees 59 minutes 31 seconds East along the southeasterly line of said Worth Street a distance of 228.54 feet to a point for corner; THENCE South 45 degrees 00 minutes 29 seconds East departing the southeasterly line of said Worth Street a distance of 3.07 feet to a point for corner, said point being the POINT OF BEGINNING; THENCE South 69 degrees 56 minutes 36 seconds East a distance of 34.91 feet to a chiseled "X" in concrete set for corner at the beginning of a curve to the left, said "X" painted green; THENCE along said curve to the left whose chord bears South 73 degrees 45 minutes 20 seconds East a distance of 30.93 feet, having a radius of 100.35 feet, a central angle of 17 degrees 43 minutes 51 seconds and an arc length of 31.05 feet to a point for corner at the end of said curve to the left and the beginning of a curve to the left; THENCE along said curve to the left whose chord bears North 66 degrees 39 minutes 11 seconds East a distance of 36.16 feet, having a radius of 175.58 feet, a central angle of 11 degrees 49 minutes 18 seconds and an arc length of 36.23 feet to a 1/2 inch iron rod with yellow plastic cap stamped "RLG INC" set for corner at the end of said curve to the left; THENCE North 29 degrees 15 minutes 29 seconds West a distance of 23.91 feet to a 1/2 inch iron rod with yellow plastic cap stamped "RLG INC" set for corner at the beginning of a curve to the left; THENCE along said curve to the left whose chord bears North 46 degrees 02 minutes 01 second East a distance of 77.02 feet, having a radius of 151.67 feet, a central angle of 29 degrees 25

2 minutes 03 seconds and an arc length of 77.87 feet to a chiseled "X" in concrete set for corner at the end of said curve to the left, said "X" painted white; THENCE South 58 degrees 40 minutes 30 seconds East a distance of 31.35 feet to a chiseled "X" in concrete set for corner at the beginning of a curve to the left, said "X" painted white; THENCE along said curve to the left whose chord bears North 20 degrees 31 minutes 19 seconds East a distance of 68.61 feet, having a radius of 183.02 feet, a central angle of 21 degrees 36 minutes 25 seconds and an arc length of 69.02 feet to a chiseled "X" in concrete set for corner at the end of said curve to the left and the beginning of a curve to the left, said "X" painted white; THENCE along said curve to the left whose chord bears North 17 degrees 53 minutes 26 seconds West a distance of 2.87 feet, having a radius of 119.50 feet, a central angle of 1 degree 22 minutes 37 seconds and an arc length of 2.87 feet to a point for corner at the end of said curve to the left; THENCE South 71 degrees 06 minutes 48 seconds West a distance of 4.84 feet to a point for corner at the beginning of a curve to the right; THENCE along said curve to the right whose chord bears South 17 degrees 08 minutes 39 seconds East a distance of 5.69 feet, having a radius of 114.66 feet, a central angle of 2 degrees 50 minutes 39 seconds and an arc length of 5.69 feet to a point for corner at the end of said curve to the right; THENCE South 74 degrees 16 minutes 41 seconds West a distance of 2.00 feet to a chiseled "X" in concrete set for corner at the beginning of a curve to the left, said "X" painted white; THENCE along said curve to the left whose chord bears North 27 degrees 40 minutes 54 seconds West a distance of 46.69 feet, having a radius of 112.66 feet, a central angle of 23 degrees 55 minutes 11 seconds and an arc length of 47.03 feet to a chiseled "X" in concrete set for corner at the end of said curve to the left, said "X" painted white; THENCE North 50 degrees 21 minutes 30 seconds East a distance of 2.00 feet to a point for corner at the beginning of a curve to the right; THENCE along said curve to the right whose chord bears South 38 degrees 13 minutes 06 seconds East a distance of 5.70 feet, having a radius of 114.66 feet, a central angle of 2 degrees 50 minutes 47 seconds and an arc length of 5.70 feet to a point for corner at the end of said curve to the right; THENCE North 53 degrees 12 minutes 17 seconds East a distance of 5.09 feet to a point for corner at the beginning of a curve to the left; THENCE along said curve to the left whose chord bears North 40 degrees 09 minutes 33 seconds West a distance of 14.06 feet, having a radius of 119.78 feet, a central angle of 6 degrees 43

3 minutes 39 seconds and an arc length of 14.06 feet to a chiseled "X" in concrete set for corner at the end of said curve to the left, said "X" painted white; THENCE North 45 degrees 00 minutes 00 seconds East a distance of 25.51 feet to a 1/2 inch iron rod with yellow plastic cap stamped "RLG INC" set for corner; THENCE South 45 degrees 01 minute 04 seconds East a distance of 88.31 feet to a 1/2 inch iron rod with yellow plastic cap stamped "RLG INC" set for corner; THENCE South 45 degrees 00 minutes 00 seconds West a distance of 3.67 feet to a point for corner; THENCE South 07 degrees 19 minutes 08 seconds East a distance of 2.03 feet to a point for corner; THENCE North 78 degrees 31 minutes 09 seconds East a distance of 8.48 feet to a 1/2 inch iron rod with yellow plastic cap stamped "RLG INC" set for corner at the beginning of a curve to the right; THENCE along said curve to the right whose chord bears South 07 degrees 59 minutes 46 seconds East a distance of 21.41 feet, having a radius of 176.86 feet, a central angle of 6 degrees 56 minutes 30 seconds and an arc length of 21.43 feet to a point for corner at the end of said curve to the right; THENCE North 85 degrees 32 minutes 47 seconds East a distance of 19.49 feet to a 1/2 inch iron rod with yellow plastic cap stamped "RLG INC" set for corner at the beginning of a curve to the right; THENCE along said curve to the right whose chord bears South 00 degrees 10 minutes 30 seconds West a distance of 31.96 feet, having a radius of 198.94 feet, a central angle of 9 degrees 12 minutes 55 seconds and an arc length of 32.00 feet to a 1/2 inch iron rod with yellow plastic cap stamped "RLG INC" set for corner at the end of said curve to the right; THENCE South 45 degrees 00 minutes 00 seconds East a distance of 191.26 feet to a point for corner; THENCE South 45 degrees 00 minutes 00 seconds West a distance of 91.82 feet to a chiseled "X" in concrete set for corner, said "X" painted white; THENCE South 45 degrees 00 minutes 00 seconds East a distance of 29.33 feet to a chiseled "X" in concrete set for corner, said "X" painted white; THENCE South 45 degrees 00 minutes 00 seconds West a distance of 36.85 feet to a chiseled "X" in concrete set for corner, said "X" painted white;

4 THENCE North 45 degrees 00 minutes 00 seconds West a distance of 46.83 feet to a chiseled "X" in concrete set for corner, said "X" painted white; THENCE South 45 degrees 00 minutes 00 seconds West a distance of 56.31 feet to a point for corner; THENCE South 34 degrees 38 minutes 35 seconds East a distance of 7.79 feet to a chiseled "X" in concrete set for corner at the beginning of a curve to the right, said "X" painted white; THENCE along said curve to the right whose chord bears South 55 degrees 16 minutes 01 second West a distance of 0.61 feet, having a radius of 336.75 feet, a central angle of 0 degrees 06 minutes 12 seconds and an arc length of 0.61 feet to a point for corner at the end of said curve to the right; THENCE South 34 degrees 52 minutes 57 seconds East a distance of 58.43 feet to a point for corner; THENCE South 05 degrees 13 minutes 28 seconds West a distance of 9.86 feet to a 1/2 inch iron rod set for corner, said rod being in the northwesterly line of Crutcher Street (53 foot right-of- way); THENCE South 45 degrees 00 minutes 06 seconds West along the northwesterly line of said Crutcher Street a distance of 122.22 feet to a 1/2 inch iron rod set for corner at the beginning of a curve to the left; THENCE departing the northwesterly line of said Crutcher Street and along said curve to the left whose chord bears South 84 degrees 10 minutes 42 seconds West a distance of 201.74 feet, having a radius of 1861.77 feet, a central angle of 6 degrees 12 minutes 42 seconds and an arc length of 201.84 feet to a 1/2 inch iron rod set for corner at the end of said curve to the left, said rod being in the northeasterly line of said Hall Street; THENCE North 44 degrees 29 minutes 29 seconds West along the northeasterly line of said Hall Street a distance of 42.22 feet to a point for corner; THENCE North 45 degrees 30 minutes 31 seconds East departing the northeasterly line of said Hall Street a distance of 1.50 feet to a 1/2 inch iron rod set for corner; THENCE North 44 degrees 29 minutes 28 seconds West a distance of 173.18 feet to a 1/2 inch iron rod set for corner; THENCE North 32 degrees 24 minutes 37 seconds East a distance of 14.84 feet to a point for corner; THENCE North 34 degrees 16 minutes 26 seconds East a distance of 47.10 feet to a chiseled "X" in concrete set for corner, said "X" painted green;

5 THENCE North 32 degrees 24 minutes 37 seconds East a distance of 23.74 feet to a chiseled "X" in concrete set for corner at the beginning of a curve to the right, said "X" painted green; THENCE along said curve to the right whose chord bears North 45 degrees 10 minutes 52 seconds East a distance of 50.40 feet, having a radius of 174.88 feet, a central angle of 16 degrees 34 minutes 13 seconds and an arc length of 50.58 feet to a chiseled "X" in concrete set for corner at the end of said curve to the right and the beginning of a curve to the left, said "X" painted green; THENCE along said curve to the left whose chord bears North 41 degrees 29 minutes 53 seconds East a distance of 40.10 feet, having a radius of 90.74 feet, a central angle of 25 degrees 31 minutes 56 seconds and an arc length of 40.43 feet to a chiseled "X" in concrete set for corner at the end of said curve to the left, said "X" painted green; THENCE North 28 degrees 43 minutes 59 seconds East a distance of 59.47 feet to a point for corner at the beginning of a curve to the left; THENCE along said curve to the left whose chord bears North 04 degrees 31 minutes 36 seconds West a distance of 17.04 feet, having a radius of 15.21 feet, a central angle of 68 degrees 08 minutes 29 seconds and an arc length of 18.09 feet to the POINT OF BEGINNING, containing 150,354 square feet or 3.4517 acres, more or less. SAVE AND EXCEPT: Exhibit A - Tract 1 as conveyed to the City of Dallas by Warranty Deed filed 04/15/2014, recorded in cc# 201400091381, Real Property Records, Dallas County, Texas. PARCEL 2: (Easement): Non-exclusive access easement and non-exclusive interior access easement created in the Maintenance, Operation, and Easement Agreement dated July 30, 2004, between Baylor Health Care System and HRT Properties of Texas, Ltd., filed for record August 06, 2004, and recorded in Volume 2004151, Page 4607, Real Property Records, Dallas County, Texas, as amended by First Amendment to Maintenance, Operation and Easement Agreement, filed 02/09/2006, recorded in cc# 200600047697 Real Property Records, Dallas County, Texas, and as affected by the Confirmation of Removal or Relocation for Maintenance, Operation and Easement Agreement among Baylor Health Care System, BCC Cancer Center Venture, L.P., and HRT Properties of Texas, Ltd., filed for record April 24, 2009, and recorded in cc# 2009-00117281, Real Property Records, Dallas County, Texas, and the Second Declaration of Removal filed April 15, 2014, recorded in cc# 201400091380, Real Property Records, Dallas County, Texas. PARCEL 3: (Easement): Non-exclusive easements contained in that certain Maintenance and Operating Agreement between Baylor Health Care System and BCC Cancer Center Venture, L.P., filed for record April 24, 2009, and recorded in cc# 2009-00117285, Real Property Records, Dallas County, Texas, as amended by instrument filed April 15, 2014, recorded in cc# 201400091374, Real Property Records, Dallas County, Texas.

6 PARCEL 4: (Easement): Non-exclusive access easement and non-exclusive interior access easement created in that Maintenance, Operation and Easement Agreement executed between Baylor Health Care System and Duke Realty Limited Partnership, dated March 28, 2008, filed for record on March 05, 2009, and recorded in cc# 200900064698, Real Property Records, Dallas County, Texas, as affected by the Confirmation of Removal or Relocation for Maintenance, Operation and Easement Agreement executed among Baylor Health Care System, Duke Realty Limited Partnership, and BCC Cancer Center Venture, L.P., filed for record on April 24, 2009, and recorded in cc# 2009-00117684, Real Property Records, Dallas County, Texas, as affected by instrument filed April 15, 2014, recorded in cc# 201400091377, Real Property Records, Dallas County, Texas. PARCEL 5: (Easement): Non-exclusive easement for parking and non-exclusive easement for ingress and egress for a term co-terminus with the leasehold estate described as PARCEL 1 granted in that Parking Facilities Agreement and that Memorandum of Parking Facilities Agreement, executed by Baylor Health Care System and BCC Cancer Center Venture, L.P., both documents dated April 23, 2009, said Memorandum filed for record April 24, 2009, and recorded in cc# 2009- 00117286, Real Property Records, Dallas County, Texas, as affected by instrument filed April 15, 2014, recorded in cc# 201400091375, Real Property Records, Dallas County, Texas. PARCEL 6: (Easement): Non-exclusive easement for underground facilities created by Easement For Underground Facilities, executed by Baylor Health Care System, a Texas nonprofit corporation, to BCC Cancer Center Venture, L.P., filed 12/13/2010, recorded in cc# 201000316055, Real Property Records, Dallas County, Texas.

SCHEDULE 2
TO ASSIGNMENT AND ASSUMPTION OF
SERVICE CONTRACTS AND OTHER OBLIGATIONS

SERVICE CONTRACTS

Company	Service	Start Date	End Date
AIR Engineering & Testing, Inc.	HVAC Maintenance & Repair	2/15/2015	2/14/2018
Barrett Woodyard & Associates	Consultant	8/26/2015	12/31/2017
Belfor USA Group Inc	Disaster Relief	3/1/2015	12/31/2017
Business Flooring Specialists LP	Flooring	10/14/2015	10/31/2017
C&K Water Specialists LLC	Water Treatment	4/1/2012	3/31/2018
CBRE Inc	Other	3/1/2016	2/28/2021
City Wide Building Services	Pressure Washing	3/15/2017	3/14/2019
City Wide Building Services	Window Washers	3/15/2017	3/14/2019
Cleaning Guys LLC	Bio Hazard Waste Cleanup	10/24/2014	12/31/2017
Clifford Power Systems Inc	Generator/Power Systems Maintenance and Repair	4/1/2011	3/31/2019
CMH Elevator Consultants & Associates LLC	Other	2/2/2015	1/31/2021
Dallas Glass & Door Co. Ltd.	Glass and/or Mirror Service	10/21/2013	9/30/2021
Dorma USA Inc	Dock Door Service	11/21/2014	10/31/2018
DSS Fire Inc.	Fire Suppression	4/1/2011	3/31/2019
Empire Roofing	Roofing	12/15/2016	11/30/2021
Entech Sales and Service, Inc.	HVAC	3/1/2017	1/31/2020
Entech Sales and Service, Inc.	Electrical	3/1/2017	1/31/2020
Entech Sales and Service, Inc.	Plumbing	3/1/2017	1/31/2020
Filgo Oil Company Ltd.	Generator/Power Systems Maintenance & Repair	6/1/2013	5/31/2019
Flores Technical Services Inc	Access Control	1/1/2015	12/31/2018
Garratt Callahan Company	Water Treatment	3/1/2015	2/28/2018
Gemini Technology Inc. d/b/s Alphagraphics	Other	6/1/2016	5/20/2019

Company	Service	Start Date	End Date
Healthcare Art Consulting	Signage	1/15/2013	2/28/2018
Hobbs Equipment	Equipment Rental	2/15/2011	2/14/2021
ICON Ecological Solutions LLC	Pest Control	6/1/2016	5/31/2019
Industrial Roofing Services Inc	Roofing Consultant	1/1/2016	12/31/2018
InfoVu Technologies LLC	Signage	5/1/2015	1/31/2020
JF Filtration Inc. (Joe W Fly Company	Other	2/1/2016	1/31/2018
John Larriviere dba Precision Textile	Carpet Cleaning	11/1/2014	12/31/2018
Johnson Controls Inc.	HVAC Maintenance & Repair	11/1/2015	10/31/2017
Johnson Controls Inc.	Mechanical Contractor	11/1/2015	10/31/2017
Johnson Controls Inc.	HVAC	2/1/2017	1/31/2018
Kings III of America Inc.	Elevator Alarm Monitoring	12/30/2015	12/31/2017
Kings III of America Inc.	AED Monitoring	12/30/2015	12/31/2017
Knight Restoration LP	Restoration	3/1/2014	12/30/2017
Laz Parking Texas LLC	Parking Lot Management	9/1/2015	8/31/2018
Maxtin Inc (Morrison Architectural Sign Co)	Signage	12/1/2012	12/31/2019
Modemfold Door & Specialties (of Dallas Ft. Worth Inc)	Doors, Frames & Hardware	10/21/2013	10/31/2019
Phillips Electrical Service Inc.	Electrical	1/25/2017	1/31/2021
Plant Interscapes Inc.	Interior landscaping	7/1/2016	6/30/2019
Prism Electric Inc	Lighting Company	3/15/215	12/31/2018
Refrigerated Specialist Inc	Mechanical Contractor	9/26/2014	9/30/2018
Renaissance Metals Inc (dba Mid America Metals)	Metal Refinishing	5/20/2015	5/31/2018
Restorx of Texas LLC	Restoration	11/5/2012	12/31/2017
Select Commercial Services LLC	Janitorial	3/15/2013	3/31/2019
TD Industries Inc.	HVAC Maintenance & Repair	10/1/2015	12/31/2018
TD Industries Inc.	Mechanical Contractor	10/1/2015	12/31/2018
TD Industries Inc.	Plumbing Maintenance & Repair	10/1/2015	12/31/2018
Terracon Consultants Inc.	Consultant	1/31/2017	1/31/2020

2

Company	Service	Start Date	End Date
The Brickman Group, Ltd.	Snow Removal	10/1/2015	12/31/2018
TKE Corp (dba ThyssenKrupp Elevator Corp.)	Elevator Maintenance & Repair	7/28/2014	12/31/2018
Trane US Inc	HVAC Maintenance & Repair	12/14/2016	5/31/2019
Triple B Cleaning Inc.	Other	3/11/2011	6/30/2018
Tri-Tex Construction Inc	General Maintenance w/Contract	1/30/2015	1/31/2020

3

4 EXHIBIT M JV333508/335195 Baylor Cancer Center AFFIDAVIT AS TO DEBTS, LIENS, PARTIES IN POSSESSION, AND GAP COVERAGE PROPERTY: The property located at 3410 Worth Street, in the City of Dallas, County of Dallas, State of Texas, as more particularly described in First American Title Insurance Company's ("Title Company") Commitment No. __________ (the "Commitment") with an effective date of ___________, 2017 (the "Effective Date"). BEFORE ME, the undersigned authority, on this ______________ day of June, 2017, personally appeared ______________, Managing Director of Northwestern Mutual Investment Management Company, LLC, a wholly-owned affiliate of The Northwestern Mutual Life Insurance Company ("Seller"), personally known to me to be the person whose name is subscribed hereto and upon oath deposes and says, in his/her capacity as Managing Director of Northwestern Mutual Investment Management Company, LLC (and not personally), that, to the best knowledge of the undersigned, as of the date of this Affidavit and other than as disclosed in the Commitment: 1. Seller has not purchased, either through a time payment contract or otherwise, any fixture which constitutes real property and is located on the Property, that is not fully paid for as of the date of this Affidavit. [except for _____] 2. There are no judgment liens, federal tax liens, or state tax liens against the Property as of the date of this Affidavit. 3. Seller is in sole possession of the Property and has not entered into any leases granting any party a right of possession to the Property ("Lease"), except for the Leases described on Exhibit A attached hereto and incorporated herein. No rights of first refusal or purchase options exist as of the date of this Affidavit with respect to any portion of the Property. 4. Seller has neither recorded any agreements since the Effective Date nor entered into any unrecorded agreements that affect title to the Property and that, by their terms, are still in force, including, without limitation, contracts, deeds, mortgages, trust deeds, easements, security agreements and liens of any nature, except (i) as disclosed in the Commitment and (ii) to the extent legible copies of the same have been delivered to Seller except as follows (if none, state "NONE"): [________] 5. Seller has taken no action nor executed any instrument, nor are there any matters pending against Seller, with respect to the Property which could give rise to a lien against the Property between the Effective Date and the date of this Affidavit. 6. Within the last six (6) months of the date of this Affidavit and except to the extent that Seller shall fully pay the cost thereof, no labor, services or materials have been furnished to

5 rehabilitate, repair, refurbish, or remodel the Property or the improvements located thereon, including, but not limited to any contracts, construction work, services, and material let or provided by or on behalf of tenants under Leases, nor have any contracts been entered into by Seller for the furnishing of such labor, services, or materials that are to be completed subsequent to the date hereof. 7. Seller has not received written notice of any violation of covenants, conditions, or restrictions affecting the Property which have not been cured or otherwise remedied. The statements made to Title Company in this Affidavit are made solely as an inducement to Title Company to issue an owner's policy of title insurance to [insert Buyer] ("Buyer"), and to no other person or entity and for no other purpose. Seller hereby acknowledges that Title Company is relying upon the statements contained herein in issuing such policy of title insurance to Buyer. BCC CANCER CENTER VENTURE, L.P., a Delaware limited partnership By: NM Cancer Center GP, LLC, a Delaware limited liability company, its general partner By: NM Imperial, LLC, a Delaware limited liability company, its sole owner By: NML Real Estate Holdings, LLC, a Wisconsin limited liability company By: The Northwestern Mutual Life Insurance Company, a Wisconsin corporation By: Northwestern Mutual Investment Management Company, LLC, a Delaware limited liability company, its wholly-owned affiliate By: Name: Its: Sworn and subscribed to before me this _____ day of __________, 2017. _________________________________ Name Notary Public, State of Wisconsin

6 My commission expires: EXHIBIT A TO AFFIDAVIT AS TO DEBTS, LIENS, PARTIES IN POSSESSION AND GAP COVERAGE LIST OF UNRECORDED LEASES 16. Space Lease dated April 23, 2009 by and between BCC Cancer Center Venture, L.P., a Delaware limited partnership and Baylor Health Care System, a Texas non-profit corporation. a. First Amendment to Space Lease dated October 25, 2011. b. Second Amendment to Space Lease dated March 18, 2014. c. Sublease Agreement dated August ___, 2013 by and between Baylor Health Care System, a Texas non-profit corporation and Baylor Research Institute, a Texas non-profit corporation. 17. Office Lease dated April 8, 2011 by and between BCC Cancer Center Venture, L.P., a Delaware limited partnership and US Oncology, Inc., a Delaware corporation for Suite 160. 18. Office Lease dated April 8, 2011 by and between BCC Cancer Center Venture, L.P., a Delaware limited partnership and US Oncology, Inc., a Delaware corporation for 154,927 square feet on floor 1 and floor 3 of the Property. a. First Amendment to Office Lease dated July 7, 2011. b. Letter Agreement dated July 7, 2011 regarding access to the Isolated Space, as defined therein. c. Sublease dated August ___, 2013 by and between US Oncology, Inc., a Delaware corporation and Baylor University Medical Center, a Texas nonprofit corporation.

7 JV333508/335195 Baylor Cancer Center EXHIBIT N TENANT NOTICE LETTER _____________________, 20__ Dear Tenant: This is to advise you that as of ___________________, 20__, ______________________ ("Buyer") has acquired the Property commonly known as _________________________ ("Property") and ______________________________________ is now the property manager of the Property. The leasing office address of the Buyer's property manager is: ______________________________________________ ______________________________________________ ______________________________________________ All future payments of rent and other charges due under your lease, should be made payable to _____________________ and delivered to the above-referenced leasing office. Your security deposit, if any, has also been transferred to Buyer and Buyer shall be responsible for its return to you pursuant to the terms of your lease agreement. Should you have any questions concerning the acquisition of the Property, please call the property manager at ____________________________. Very truly yours, SELLER: [OR PROPERTY MANAGER ON BEHALF OF SELLER] By:____________________________________ Name: ________________________________ Its: ___________________________________ BUYER: By: Name: Its:

EXHIBIT O JV333508/335195 Baylor Cancer Center ASSIGNMENT AND ASSUMPTION OF REAL ESTATE PURCHASE AND SALE AGREEMENT THIS ASSIGNMENT AND ASSUMPTION OF REAL ESTATE PURCHASE AND SALE AGREEMENT ("Assignment") is made as of__________________, 20__ by and between ________________________________________ ("Original Buyer") and ___________________________________________ ("Assuming Buyer") with respect to the following: RECITALS A. Original Buyer and BCC CANCER CENTER VENTURE, L.P., a Delaware limited partnership ("Seller") have entered into that certain Real Estate Purchase and Sale Agreement dated as of June ____, 2017 (the "Agreement"), wherein Seller has agreed to sell to Original Buyer, and Original Buyer has agreed to purchase from Seller, certain real property and improvements located thereon as described in the Agreement ("Property"). B. Original Buyer desires to assign its interest in the Agreement to Assuming Buyer, and Assuming Buyer desires to assume such interest, all as hereinafter provided. AGREEMENT In consideration of the foregoing Recitals and the mutual covenants and agreements contained in this Assignment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Original Buyer and Assuming Buyer agree as follows: 1. Assignment of Agreement Original Buyer hereby assigns to Assuming Buyer all of Original Buyer's right, title and interest in and to the Agreement, and Assuming Buyer hereby accepts such assignment. Assuming Buyer hereby assumes and agrees to perform, and to be bound by, all of the terms, covenants, conditions, and obligations imposed upon or assumed by Original Buyer under the terms of the Agreement. 2. Joint and Several Liability Original Buyer shall not be released from any existing obligations under the Agreement as a result of this Assignment, and notwithstanding limitations set forth in Section 16.11 of the Agreement, Assuming Buyer hereby agrees to be jointly and severally liable with Original Buyer for all representations, warranties, indemnities, waivers, releases, and other obligations and undertakings set forth in the Agreement, including, without limitation, the obligations and undertakings set forth in the Sections of the Agreement entitled “Buyer’s Reliance on Own Investigations; "AS-IS" Sale," "Buyer Indemnity" and "Release".

2 3. Representations and Warranties of Assuming Buyer Assuming Buyer hereby represents and warrants to Seller that: (a) Assuming Buyer is directly or indirectly controlled by Original Buyer; (b) Assuming Buyer, and the individuals signing this Assignment on behalf of Assuming Buyer, have the full, legal power, authority, and right to execute and deliver and to perform their legal obligations under this Agreement. Assuming Buyer’s performance hereunder and the transactions contemplated hereby have been duly authorized by all requisite action on the part of Assuming Buyer and no remaining action is required to make this Agreement binding on Assuming Buyer. (c) Assuming Buyer is not, and shall not become, a person or entity with whom U. S. persons or entities are restricted from doing business with under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated and Blocked Persons list) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action, and is not and shall not engage in any dealings or transactions or be otherwise associated with such persons or entities. 4. Miscellaneous (a) Entire Agreement. The Agreement, together with this Assignment, embodies the entire understanding between Original Buyer and Assuming Buyer with respect to its subject matter and can be changed only by an instrument in writing signed by Original Buyer and Assuming Buyer and approved in writing by Seller. (b) Time of Essence. Time is of the essence of each and every term, condition, obligation and provision hereof. (c) Counterparts. This Assignment may be executed in one or more counterparts, including facsimile counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute the same Assignment. (d) Applicable Law. This Assignment shall be governed by and construed and enforced in accordance with the laws of the state in which the Property is located without regard to conflicts of law principles. (e) Capitalized Terms. Capitalized terms used in this Assignment shall have the same meaning as set forth in the Agreement unless otherwise specifically defined herein.

3 IN WITNESS WHEREOF, this Assignment has been executed as of the day and year set forth above. ORIGINAL BUYER: _________________________________________ By: _______________________________________ Name: ____________________________________ Title: _____________________________________ ASSUMING BUYER: __________________________________________ By: _______________________________________ Name: ____________________________________ Title: _____________________________________